AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 30, 2006
                                                     REGISTRATION NOS. 033-06930

                                                                        811-4725
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933                   |X|
                           PRE-EFFECTIVE AMENDMENT NO.                [ ]

                         POST-EFFECTIVE AMENDMENT NO. 29              |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                    Under the
                         INVESTMENT COMPANY ACT OF 1940               |X|

                                AMENDMENT NO. 30                      |X|

                        (CHECK APPROPRIATE BOX OR BOXES)

                                  ------------

                         PHOENIX INVESTMENT SERIES FUND
                (FORMERLY, PHOENIX-OAKHURST INCOME & GROWTH FUND)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                  ------------

               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
          C/O PHOENIX EQUITY PLANNING CORPORATION--SHAREHOLDER SERVICES

                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                  ------------

                        COUNSEL AND CHIEF LEGAL OFFICER:
                               KEVIN J. CARR, ESQ.

                           VICE PRESIDENT AND COUNSEL

                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                             HARTFORD, CT 06102-5056


                               JOHN H. BEERS, ESQ.
                          VICE PRESIDENT AND SECRETARY

                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


It is proposed that this filing will become effective (check appropriate box)
           [ ] immediately upon filing pursuant to paragraph (b)
           |X| on August 31, 2006 pursuant to paragraph (b)
           [ ] 60 days after filing pursuant to paragraph (a)(1)
           [ ] on                pursuant to paragraph (a)(1)
           [ ] 75 days after filing pursuant to paragraph (a)(2)
           [ ] on                pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

           [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                                                 AUGUST 31, 2006



PROSPECTUS
--------------------------------------------------------------------------------



> PHOENIX GLOBAL UTILITIES FUND

> PHOENIX INCOME & GROWTH FUND










  TRUST NAME: PHOENIX INVESTMENT                                      [?] WOULDN'T YOU RATHER
  SERIES FUND                                                             HAVE THIS DOCUMENT
                                                                          E-MAILED TO YOU?
  Neither the Securities and Exchange Commission                          Eligible shareholders can sign up for E-Delivery
  nor any state securities commission has approved or                     at PhoenixFunds.com
  disapproved of these securities or determined if this
  prospectus is truthful or complete. Any representation
  to the contrary is a criminal offense.

  This prospectus contains important information that you should know before investing in Phoenix Global
  Utilities Fund and Phoenix Income & Growth Fund.
  Please read it carefully and retain it for future reference.

[LOGO]PHOENIX FUNDS(SM)

PHOENIX INVESTMENT SERIES FUND
--------------------------------------------------------------------------------



TABLE OF CONTENTS

Phoenix Global Utilities Fund

    Investment Risk and Return Summary....................................     1

    Fund Fees and Expenses................................................     7

    Management of the Fund................................................     8

Phoenix Income & Growth Fund

    Investment Risk and Return Summary....................................    11

    Fund Fees and Expenses................................................    16

    Management of the Fund................................................    17

Additional Investment Techniques..........................................    19

Pricing of Fund Shares....................................................    19

Sales Charges.............................................................    22

Your Account..............................................................    27

How to Buy Shares.........................................................    29

How to Sell Shares........................................................    30

Things You Should Know When Selling Shares................................    30

Account Policies..........................................................    32

Investor Services and Other Information...................................    35

Tax Status of Distributions...............................................    36

Financial Highlights......................................................    37

PHOENIX GLOBAL UTILITIES FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVES

The Phoenix Global Utilities Fund has an investment objective of seeking both capital appreciation and current income. The fund's investment objective may be changed without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES


> Under normal market conditions, the fund will invest at least 80% of its assets in common and preferred stocks of companies involved to a significant extent in providing products, services or equipment for the Utility Sector, that are located in three or more countries, one of which will be the United States. Under normal market conditions, the fund will invest at least 50% of its assets in securities of U.S. issuers. The fund may invest in issuers of any capitalization. The Utility Sector consists of companies involved in (i) the generation or distribution of electricity, gas or water, (ii) telecommunications activities or (iii) infrastructure operations, such as airports, toll roads and municipal services. A company will be deemed to be involved in the Utility Sector to a significant extent if at least 50% of its assets, gross income or profits are committed to or derived from one or more of the activities in the areas described above. At June 30, 2006, the market capitalization of the issuers in which the fund was invested ranged from $495.4 million to $128.1 billion. The fund's policy of investing at least 80% of its assets in the utilities sector may be changed only upon 60 days written notice to shareholders.

> The adviser manages the fund's investment program and the general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The fund invests in common and preferred stocks of utility companies that the subadviser believes at the time of acquisition are attractively valued and are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends").

> The fund may invest up to 20% of its assets in securities which are outside the Utility Sector and which do not pay tax-advantaged dividends, including stocks, debt obligations, money market securities and money market mutual funds, as well as certain derivative instruments in the Utility Sector or other industries. When investing in debt obligations, the fund will invest primarily in investment grade debt obligations, although the fund may invest in high yield-high risk fixed income securities.

Temporary Defensive Strategy: If the subadviser believes that market conditions are not favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objective.


Please refer to "Additional Investment Techniques" for other investment techniques of the fund.


                                                Phoenix Global Utilities Fund  1

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.


Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.


CREDIT RISK


Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower the credit rating of a security the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

DEBT SECURITIES RISK


In addition to credit and interest rate risk, investing in debt securities carries certain other risks, including:

Redemption Risk--Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, the fund may not be able to reinvest the proceeds at comparable rates of return.

Limited Voting Rights--Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

Liquidity--Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks.

2  Phoenix Global Utilities Fund

DERIVATIVES RISK

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counter party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser's ability to correctly predict the movement of such asset prices, indexes or rates.

EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o SMALL AND MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

FOREIGN INVESTING RISK


Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies such as:

         o  less publicly available information about foreign countries;

         o  political and economic instability within countries;

         o differences in financial reporting standards and transaction settlement systems;


                                                Phoenix Global Utilities Fund  3

         o  the possibility of expropriation or confiscatory taxation; and

         o  changes in investment or exchange regulations.

Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.


HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES RISK

High yield-high risk fixed income securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

INCOME FLUCTUATION RISK


The income received from the fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the fund's preferred stock holdings and any bond holdings could drop as well. The fund's income also would likely be affected adversely when prevailing short-term interest rates increase.

INTEREST RATE RISK

Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of preferred stocks paying fixed dividend rates and fixed-rate debt securities generally will fall. Because the fund may hold securities with longer maturities or durations, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.


MUTUAL FUND INVESTING RISK


Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear.


PREFERRED STOCK RISK


Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial


4  Phoenix Global Utilities Fund
status. In addition to credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer's call. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.


UTILITY SECTOR CONCENTRATION RISK

Concentrating its investments in the Utility Sector presents additional risk. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the Utility Sector. Moreover, conditions that negatively impact the Utility Sector will have greater impact on this fund as compared with a fund that does not concentrate in one sector.

Certain segments of the Utility Sector and individual companies within such segments may not perform as well as the sector as a whole. The Utility Sector historically has been subject to risks of increases in fuel, purchased power and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations. Telecommunications companies in particular have been subject to risks associated with increasing levels of competition, technology substitution (i.e., wireless, broadband and Voice over Internet Protocol, or VoIP), industry overcapacity, consolidation and regulatory uncertainty.









                                                Phoenix Global Utilities Fund  5

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in Phoenix Global Utilities Fund. The bar chart shows the fund's Class A Shares performance.(1) The table shows how the fund's average annual returns compare with a broad-based securities market index and with a "composite" benchmark. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                                [GRAPHIC OMITTED]
                      [CALENDAR YEAR]     [ANNUAL RETURN %]
                           2005                 5.52%

(1) The fund's annual return in the chart above does not reflect the deduction of any sales charges. The return would have been less than that shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 5.41% (quarter ending June 30, 2005) and the lowest return for a quarter was -4.17% (quarter ending December 31, 2005). Year-to-date performance (through June 30, 2006) is 6.06%.


------------------------------------------------------------------------------------------

                                                                  SINCE INCEPTION(3)
AVERAGE ANNUAL TOTAL RETURNS                                ------------------------------
(FOR THE PERIOD ENDED 12/31/05)(2)               1 YEAR        CLASS A        CLASS C
------------------------------------------------------------------------------------------
Class A Shares
------------------------------------------------------------------------------------------
   Return Before Taxes                           -0.55%        -0.55%           --
------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(4)        -1.12%        -1.12%           --
------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(4)(5)      0.41%        -0.46%           --
   and Sale of Fund Shares
------------------------------------------------------------------------------------------
Class C Shares
------------------------------------------------------------------------------------------
   Return Before Taxes                            4.72%           --          4.72%
------------------------------------------------------------------------------------------
S&P 500(R) Index(6)                                 --          5.07%         5.07%
------------------------------------------------------------------------------------------
Composite Index(7)                                  --         10.56%        10.56%
------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class C Shares.

(3) Class A Shares and Class C Shares since December 30, 2004.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(6) The S&P 500(R) Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies and is provided for general comparative purposes. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Composite Index is a composite index consisting of 65% MSCI USA/Utilities Index, which tracks the performance of utility stocks from the United States; 20% MSCI World Telecom Services Index, which tracks the performance of telecom-related stocks from around the world; and 15% MSCI World ex USA/Utilities Index, which tracks the performance of utility stocks from around the world excluding the United States. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


6  Phoenix Global Utilities Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------



This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                     CLASS A                    CLASS C
                                                                     SHARES                     SHARES
                                                                     ------                     ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                         5.75%                      None


Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None(a)                   1.00%(b)


Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                             None                       None

Redemption Fee                                                        None                       None

Exchange Fee                                                          None                       None
                                                           -------------------------------------------------------
                                                                     CLASS A                    CLASS C
                                                                     SHARES                     SHARES
                                                                     ------                     ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)


Management Fees                                                       0.65%                      0.65%

Distribution and Shareholder Servicing (12b-1) Fees(c)                0.25%                      1.00%

Other Expenses                                                        1.83%                      1.83%
                                                                     -----                      -----

TOTAL ANNUAL FUND OPERATING EXPENSES                                  2.73%                      3.48%

Expense Reduction(d)                                                 (1.58)%                    (1.58)%
                                                                     -----                      -----


NET ANNUAL FUND OPERATING EXPENSES                                    1.15%                      1.90%
                                                                     =====                      =====

-------------------------------

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.


(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.


(c) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(d) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding interest, taxes and extraordinary expenses), through August 31, 2007, so that such expenses do not exceed 1.15% for Class A Shares and 1.90% for Class C Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                Phoenix Global Utilities Fund  7

--------------------------------------------------------------------------------
   CLASS           1 YEAR          3 YEARS         5 YEARS        10 YEARS
--------------------------------------------------------------------------------

   Class A          $685           $1,180           $1,752         $3,303
--------------------------------------------------------------------------------
   Class C          $293            $879            $1,646         $3,662

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS           1 YEAR          3 YEARS         5 YEARS        10 YEARS
--------------------------------------------------------------------------------

   Class C          $193            $879            $1,646         $3,662

--------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect through August 31, 2007. Thereafter, the examples do not reflect any expense reimbursement obligations.




MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------




THE ADVISER AND SUBADVISER

Phoenix Investment Counsel ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of June 30, 2006, Phoenix had approximately $29.4 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Duff & Phelps Investment Management Co. ("Duff & Phelps"), an affiliate of Phoenix, is the subadviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, IL 60603. Duff & Phelps acts as subadviser to three mutual funds and as adviser to three closed-end mutual funds and to institutional clients. Duff & Phelps (together with its predecessor) has been in the investment advisory business for more than 70 years. As of June 30, 2006, Duff & Phelps had approximately $6.3 billion in assets under management on a discretionary basis.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, including oversight of the fund's subadviser, and for the general operations of the fund. Duff & Phelps, as subadviser, is responsible for the day-to-day management of the fund's portfolio. Phoenix and Duff & Phelps manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


8  Phoenix Global Utilities Fund

--------------------------------------------------------------------------------
                                        $1+ billion through
                        1st billion          $2 billion        $2+ billion
--------------------------------------------------------------------------------
   Management Fee           0.65%               0.60%              0.55%
--------------------------------------------------------------------------------


During the last fiscal year, the fund paid total management fees of $83,013. The ratio of management fees to average net assets for the fiscal year ended April 30, 2006 was 0.65%.

Phoenix has contractually agreed to limit the fund's total operating expenses (excluding interest, taxes and extraordinary expenses), through August 31, 2007, so that such expenses do not exceed 1.15% and 1.90% of the average daily net assets for Class A Shares and Class C Shares, respectively. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

Phoenix pays Duff & Phelps a subadvisory fee at the following rates:

--------------------------------------------------------------------------------
                                        $1+ billion through
                        1st billion          $2 billion        $2+ billion
--------------------------------------------------------------------------------
   Subadvisory Fee          0.325%              0.30%              0.275%

--------------------------------------------------------------------------------


A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's 2006 annual report covering the period May 1, 2005 through April 30, 2006.



PORTFOLIO MANAGEMENT

A team of investment professionals led by Nathan Partain is jointly and primarily responsible for the day-to-day management of the fund's portfolio. The members of the investment team and their areas of responsibility and expertise are as follows:


T. BROOKS BEITTEL, CFA. Mr. Beittel has served on the fund's portfolio management team since its inception in 2004. Mr. Beittel is a Senior Vice President of DPIM since 1993. Mr. Beittel concentrates his research on fixed-income securities. He joined Duff & Phelps in 1987 and since then has served in positions of increasing responsibility.


DEBORAH JANSEN, CFA. Ms. Jansen has served on the fund's portfolio management team since its inception in 2004. Ms. Jansen is a Senior Vice President for Duff & Phelps since 2001. Ms. Jansen was a Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe and Farnham, Incorporated (1996-2000).
Ms. Jansen concentrates her research on the global electrical and natural gas industries. She joined Duff & Phelps in 2001 and since then has served in positions of increasing responsibility.

CONNIE M. LUECKE, CFA. Ms. Luecke has served on the fund's portfolio management team since its inception in 2004. Ms. Luecke is a Senior Vice President of Duff & Phelps since 1998. Ms. Luecke concentrates her research on the global telecommunications industry. She joined Duff & Phelps in 1992 and since then has served in positions of increasing responsibility.



                                                Phoenix Global Utilities Fund  9

NATHAN I. PARTAIN, CFA. Mr. Partain has led the fund's portfolio management team since its inception in 2004. Mr. Partain is President and Chief Investment Officer of Duff & Phelps (since April 2005) (Executive Vice President, 1997-2005) and President and Chief Executive Officer of three utility-oriented closed-end funds: DNP Select Income Fund Inc. since 2001, DTF Tax-Free Income Inc. since 2004 and Duff & Phelps Utility & Corporate Bond Trust Inc. since 2004. He joined Duff & Phelps in 1987 and since then has served in positions of increasing responsibility. He is also a director of Otter Tail Corporation (since 1993).


RANDLE L. SMITH, CFA. Mr. Smith has served on the fund's portfolio management team since its inception in 2004. Mr. Smith is a Senior Vice President of Duff & Phelps since 1998. Mr. Smith concentrates his research on the global electrical and natural gas industries. He joined Duff & Phelps in 1990 and since then has served in positions of increasing responsibility.


Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

















10  Phoenix Global Utilities Fund

PHOENIX INCOME & GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVES

Phoenix Income & Growth Fund has a primary investment objective of investing in a diversified group of securities that are selected for current yield consistent with the preservation of capital. The fund has a secondary investment objective to achieve capital appreciation when it is consistent with the fund's primary objective. The secondary objective is a non-fundamental policy that may be changed without shareholder approval. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES


> To pursue its investment objectives, the fund invests in income-producing securities including common stocks, convertible securities, mutual funds and all types of fixed income securities, including high yield-high risk (so called "junk bonds"), mortgage-backed and asset-backed, government, corporate and municipal debt obligations. The fund may invest in both U.S. and foreign (non-U.S.) securities, including issuers in "emerging market" countries and may invest in companies of any size. As of June 30, 2006, the market capitalization of the equity issuers in which the fund was invested ranged from $1.1 billion to $371.2 billion. Under normal circumstances, at least 65% of the fund's assets will be invested in securities that produce income and achieve capital growth.

> The adviser uses a quantitative approach coupled with fundamental analysis in its equity security selection process. The 1,500 largest capitalized stocks are ranked based on valuation, momentum and earnings related factors. The adviser seeks a desired balance of risk and return potential, including a targeted yield greater than that of the S&P 500(R) Index. The adviser does not guarantee that the targeted yield will exceed the S&P 500(R) Index.


> Fixed income securities are selected using a "sector rotation" approach. The adviser seeks to adjust the proportion of fund investment in various "sectors" (types of debt securities) and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.


                                                 Phoenix Income & Growth Fund 11

> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fixed income portion of the fund at a level similar to that of its fixed income benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of its fixed income benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On June 30, 2006 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.80 years; the modified adjusted duration of the fund was 4.64 years. Theoretically, for a fund maintaining a modified adjusted duration of
         4.64 years, a 1% increase in interest rates would cause a 4.64% decrease in the value of the fund's assets. Similarly, a 1% decrease in interest rates would cause the value of the fund's assets to increase by 4.64%.

> Fixed income securities selected for fund investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its fixed income benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On June 30, 2006 the average maturity of the Lehman Brothers Aggregate Bond Index was 7.20 years; the average adjusted maturity of the fund was 5.90 years.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing any part of the fund's assets in cash or money market instruments, including U.S. Treasury obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objectives.


Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATING TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL


The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for portfolio investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.


Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the portfolio invests can be worse than


12 Phoenix Income & Growth Fund
expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


CREDIT RISK


Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o SMALL AND MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

FOREIGN INVESTING RISK


Foreign markets and currencies may not function as well as U.S. markets. Political and economic uncertainty in foreign countries, including so called "emerging market" countries (countries with less developed markets), as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries and their companies. They may also have more obstacles to financial success.


HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES RISK

High yield-high risk fixed income securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high


                                                Phoenix Income & Growth Fund  13
risk issuers is more complex than for higher-rated securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.


INTEREST RATE RISK


Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the portfolio may hold securities with longer maturities or durations, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES/DURATIONS RISK

Fixed income securities with longer maturities or durations may be subject to greater price fluctuations because of interest rate, tax law and general market changes than securities with shorter maturities or durations.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK


Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.


MUNICIPAL SECURITIES RISK


Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so-called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.


U.S. GOVERNMENT SECURITIES RISK


Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.


14  Phoenix Income & Growth Fund

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in Phoenix Income & Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare with two broad-based securities market indexes and with a "balanced" benchmark. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                                [GRAPHIC OMITTED]
                        [CALENDAR YEAR]      [ANNUAL RETURN %]
                             1996                 12.70%
                             1997                 17.10%
                             1998                 10.96%
                             1999                  6.58%
                             2000                  0.03%
                             2001                 -0.46%
                             2002                 -7.72%
                             2003                 17.19%
                             2004                  7.03%
                             2005                  2.82%

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 9.69% (quarter ending December 31, 1998) and the lowest return for a quarter was -7.54% (quarter ending September 30, 2002). Year-to-date performance (through June 30, 2006) is 0.86%.

-----------------------------------------------------------------------------------------------------------------
                                                                                             SINCE INCEPTION(3)
  AVERAGE ANNUAL TOTAL RETURNS                                                             ----------------------
  (FOR THE PERIODS ENDED 12/31/05)(2)              1 YEAR         5 YEARS        10 YEARS          CLASS C
-----------------------------------------------------------------------------------------------------------------
  Class A Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                           -3.10%          2.23%           5.71%              --
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(4)        -4.00%          1.18%           3.46%              --
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(4)(5)     -1.55%          1.32%           3.62%              --
     and Sale of Fund Shares
-----------------------------------------------------------------------------------------------------------------
  Class B Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                           -1.84%          2.67%           5.55%              --
-----------------------------------------------------------------------------------------------------------------
  Class C Shares
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                           2.10%           2.65%             --              2.58%
-----------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index(6)                              4.93%           0.55%           9.12%             0.20%
-----------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(7)          2.43%           5.87%           6.16%             6.42%
-----------------------------------------------------------------------------------------------------------------
  Balanced Benchmark(8)                            3.77%           3.54%           8.00%             3.63%

-----------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class C Shares since August 26, 1999.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.


(6) The S&P 500(R) Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies and is provided for general comparative purposes. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


(7) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


(8) The Balanced Benchmark is a composite index consisting of 50% S&P 500(R) Index and 50% Lehman Brothers Aggregate Bond Index. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.



                                                Phoenix Income & Growth Fund  15

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------



This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS A              CLASS B            CLASS C
                                                          SHARES               SHARES             SHARES
                                                          ------               ------             ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases
(as a percentage of offering price)                       5.75%                None                None


Maximum Deferred Sales Charge (load) (as a
percentage of the lesser of the value redeemed or
the amount invested)                                     None(a)             5.00%(b)            1.00%(c)


Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                  None                None                None

Redemption Fee                                             None                None                None

Exchange Fee                                               None                None                None
                                                   ------------------------------------------------------------
                                                         CLASS A              CLASS B            CLASS C
                                                         SHARES               SHARES             SHARES
                                                         ------               ------             ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                           0.70%                0.70%              0.70%


Distribution and Shareholder Servicing (12b-1)            0.25%                1.00%              1.00%
Fees(d)


Other Expenses                                            0.33%                0.33%              0.33%
                                                          -----                ----               -----
TOTAL ANNUAL FUND OPERATING EXPENSES                      1.28%                2.03%              2.03%
                                                          =====                =====              =====

---------------------------

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.


(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

16  Phoenix Income & Growth Fund

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $698                  $958                  $1,237                $2,031
-----------------------------------------------------------------------------------------------------------------
   Class B                      $606                  $837                  $1,093                $2,166
-----------------------------------------------------------------------------------------------------------------
   Class C                      $306                  $637                  $1,093                $2,358
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $206                  $637                  $1,093                $2,166
-----------------------------------------------------------------------------------------------------------------
   Class C                      $206                  $637                  $1,093                $2,358
-----------------------------------------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------




THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of June 30, 2006, Phoenix had approximately $29.4 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations of the fund and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus.


The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------
                                        $1+ billion through
                        1st billion          $2 billion        $2+ billion
--------------------------------------------------------------------------------
   Management Fee           0.70%               0.65%              0.60%
--------------------------------------------------------------------------------


During the last fiscal year, the fund paid total management fees of $2,484,046. The ratio of management fees to average net assets for the fiscal year ended April 30, 2006 was 0.70%.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's 2006 annual report covering the period May 1, 2005 through April 30, 2006.


                                                Phoenix Income & Growth Fund  17

PORTFOLIO MANAGEMENT

DAVID L. ALBRYCHT, CFA makes the investment and trading decisions for the fixed income portion of the fund's portfolio.


Mr. Albrycht has served as portfolio manager of the fixed income portion of the fund since 1997. He also serves as the senior portfolio manager for the Phoenix Multi-Sector Fixed Income Fund, the Phoenix Multi-Sector Short Term Bond Fund and the Phoenix Low-Duration Core Plus Bond Fund. In addition, he manages the fixed income portion of the Phoenix Balanced Fund. He is a Senior Managing Director, Fixed Income, of Phoenix and has managed fixed income portfolios since 1992. Mr. Albrycht joined Phoenix in 1981 and since then has held positions of increasing responsibility.

STEVEN L. COLTON makes the investment and trading decisions for the equity portion of the fund's portfolio.

Mr. Colton has served as portfolio manager of the equity portion of the fund since 1997. He also serves as portfolio manager for the Phoenix Balanced Fund, the Phoenix Growth & Income Fund and the Phoenix Worldwide Strategies Fund (domestic portion). He is a Senior Vice President and Senior Portfolio Manager of Phoenix (since June 2006) and Senior Vice President and Senior Portfolio Manager of Engemann Asset Management ("Engemann"), an affiliate of Phoenix (since January 2005). Prior to joining Engemann, Mr. Colton was Managing Director, Senior Portfolio Manager of Phoenix (1997-2005).

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.


18  Phoenix Income & Growth Fund

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------



In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix Global Utilities Fund ("Global Utilities Fund") and Phoenix Income & Growth Fund ("Income & Growth Fund") each may engage in the following investment techniques:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The funds may invest in forward foreign currency exchange contracts. Such contracts may limit potential exchange rate gains, may incur higher transaction costs and may not protect the fund against future currency exchange fluctuations as anticipated by the investment adviser.

REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Default or insolvency of the other party presents risk to the fund.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The funds may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

ZERO COUPON BONDS

The funds may invest in zero coupon bonds. The market prices of such bonds generally are more volatile than the market prices of securities that pay interest on a regular basis and may require the fund to make distributions from other sources because the fund does not receive cash payments earned on these securities on a current basis. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.



PRICING OF FUND SHARES
--------------------------------------------------------------------------------



HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

                                              Phoenix Investment Series Fund  19

         o adding the values of all securities and other assets of the fund,

         o subtracting liabilities, and

         o dividing the result by the total number of outstanding shares of that class.


Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies' net asset values. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.


Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. A fund will not calculate its net asset values per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

HOW ARE SECURITIES FAIR VALUED?


If market quotations are not readily available or where available prices are not reliable, the fund determines a "fair value" for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the


20  Phoenix Investment Series Fund
adviser/subadviser, reflect the security's market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.


The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the issuer's financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.


Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.

                                              Phoenix Investment Series Fund  21

SALES CHARGES
--------------------------------------------------------------------------------



WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?


Each fund presently offers Class A Shares and Class C Shares. Additionally, the Income & Growth Fund offers Class B Shares. Each class of shares has different sales and distribution charges. (See "Fund Fees and Expenses" previously in this prospectus.) The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended, ("the 1940 Act") that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Buy Shares." This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.


22  Phoenix Investment Series Fund

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See "Initial Sales Charge Alternative--Class A Shares" below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on redemptions within one year on purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B Shares and Class C Shares.


CLASS B SHARES (INCOME & GROWTH FUND ONLY). If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a deferred sales charge of up to 5% of your shares' value. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES


The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation, "PEPCO" or "Distributor").


SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                         SALES CHARGE AS
                                                         A PERCENTAGE OF
                                                --------------------------------
AMOUNT OF                                                                 NET
TRANSACTION                                      OFFERING                AMOUNT
AT OFFERING PRICE                                 PRICE                 INVESTED
--------------------------------------------------------------------------------
Under $50,000                                      5.75%                   6.10%
$50,000 but under $100,000                         4.75                    4.99
$100,000 but under $250,000                        3.75                    3.90
$250,000 but under $500,000                        2.75                    2.83
$500,000 but under $1,000,000                      2.00                    2.04
$1,000,000 or more                                 None                    None

                                              Phoenix Investment Series Fund  23

SALES CHARGE REDUCTIONS AND WAIVERS

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as: (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a

24  Phoenix Investment Series Fund
particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. For 180 days after you sell your Class A, Class B or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Phoenix Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser or Distributor; private clients of an adviser or subadviser to any of the Phoenix Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES
(INCOME & GROWTH FUND ONLY)

YEAR             1           2          3           4           5            6+
--------------------------------------------------------------------------------
CDSC             5%          4%         3%          2%          2%           0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

YEAR             1           2+
--------------------------------------------------------------------------------
CDSC             1%          0%


COMPENSATION TO DEALERS

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

                                              Phoenix Investment Series Fund  25

AMOUNT OF                             SALES CHARGE AS        SALES CHARGE AS       DEALER DISCOUNT AS
TRANSACTION                           A PERCENTAGE OF        A PERCENTAGE OF       A PERCENTAGE OF OFFERING
AT OFFERING PRICE                     OFFERING PRICE         AMOUNT INVESTED       PRICE
-------------------------------------------------------------------------------------------------------------
Under $50,000                              5.75%                   6.10%                  5.00%

$50,000 but under $100,000                 4.75                    4.99                   4.25

$100,000 but under $250,000                3.75                    3.90                   3.25

$250,000 but under $500,000                2.75                    2.83                   2.25

$500,000 but under $1,000,000              2.00                    2.04                   1.75

$1,000,000 or more                         None                    None                   None

In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants' purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of these funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder's fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. For purchases made prior to January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. For purchases made after January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans opened after January 11, 2006, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee would have been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to

26  Phoenix Investment Series Fund
the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.


YOUR ACCOUNT
--------------------------------------------------------------------------------



OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

                                              Phoenix Investment Series Fund  27

Payment in other forms may be accepted at the discretion of the fund. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.


STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:


         o $25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program. (See below for more information on the Investo-Matic program.)

         o There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.


         o $500 for all other accounts.

Minimum ADDITIONAL investments:

         o $25 for any account.


         o There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.


The funds reserve the right to refuse a purchase order for any reason.

STEP 2.


Your second choice will be what class of shares to buy. The Global Utilities Fund offers Class A Shares and Class C Shares and the Income & Growth Fund offers Class A Shares, Class B Shares and Class C Shares. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


28  Phoenix Investment Series Fund

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.



HOW TO BUY SHARES

--------------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimum
                                    investments or limitations on buying shares.
--------------------------------------------------------------------------------
Through the mail                    Complete a New Account Application and send
                                    it with a check payable to the fund. Mail
                                    them to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
--------------------------------------------------------------------------------

Through express delivery            Complete a New Account Application and send
                                    it with a check payable to the fund. Send them to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 30 Dan Road, Canton, MA
                                    02021-2809.

--------------------------------------------------------------------------------
By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------
By Investo-Matic                    Complete the appropriate section on the
                                    application and send it with your initial
                                    investment payable to the fund. Mail them
                                    to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
--------------------------------------------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the funds' Transfer Agent.

                                              Phoenix Investment Series Fund  29

HOW TO SELL SHARES
--------------------------------------------------------------------------------



You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services.

The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

--------------------------------------------------------------------------------
                                   TO SELL SHARES
--------------------------------------------------------------------------------
Through a financial advisor        Contact your advisor. Some advisors may
                                   charge a fee and may set different minimums
                                   on redemptions of accounts.
--------------------------------------------------------------------------------
Through the mail                   Send a letter of instruction and any share
                                   certificates (if you hold certificate shares)
                                   to: State Street Bank, P.O. Box 8301, Boston,
                                   MA 02266-8301. Be sure to include the
                                   registered owner's name, fund and account
                                   number, and number of shares or dollar value
                                   you wish to sell.
--------------------------------------------------------------------------------

Through express delivery           Send a letter of instruction and any share
                                   certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn:
                                   Phoenix Funds, 30 Dan Road, Canton, MA
                                   02021-2809. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

--------------------------------------------------------------------------------
By telephone                       For sales up to $50,000, requests can be made
                                   by calling (800) 243-1574.
--------------------------------------------------------------------------------
By telephone exchange              Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------

THINGS YOU SHOULD KNOW WHEN SELLING SHARES


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. The funds reserve the right to pay large redemptions "in-kind" (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those over $250,000 or 1% of the applicable fund's net assets, whichever is less. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are

30  Phoenix Investment Series Fund
governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.


REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:

         Send a clear letter of instructions if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.)

                                              Phoenix Investment Series Fund  31

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.




ACCOUNT POLICIES
--------------------------------------------------------------------------------



ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares, Class B Shares or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

EXCHANGE PRIVILEGES

You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor, by calling us at (800) 243-4361, or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.

         o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

32  Phoenix Investment Series Fund

         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).


         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

DISRUPTIVE TRADING AND MARKET TIMING


These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders. Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other shareholders. These risks and harmful effects include:


         o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

         o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

         o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of the Global Utilities Fund may expose that fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "time-zone arbitrage." Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

In order to attempt to protect our shareholders from Disruptive Trading, the funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights

                                              Phoenix Investment Series Fund  33
that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.


Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the funds may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.


Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds' policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the funds. There is no assurance that the funds or their agents will have access to any or all information necessary to detect market timing in omnibus accounts. While the funds will seek to take action (directly and with the

34  Phoenix Investment Series Fund
assistance of financial intermediaries) that will detect market timing, the funds cannot guarantee that such trading activity in omnibus accounts can be completely eliminated.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.



INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------



INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.


SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. (See the "Telephone Exchange" section on the application.) Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for

                                              Phoenix Investment Series Fund  35
the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.

DISCLOSURE OF FUND HOLDINGS. The funds make available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to each fund's top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of each fund's portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds' shareholder reports are available without charge on Phoenix's Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The funds' Form N-Q filings are available on the SEC's Internet site at sec.gov. A more detailed description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.




TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------



The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, annually.

--------------------------------------------------------------------------------
   FUND                                          DIVIDEND PAID
--------------------------------------------------------------------------------
   Global Utilities Fund                           Quarterly
--------------------------------------------------------------------------------
   Income & Growth Fund                            Quarterly
--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

36  Phoenix Investment Series Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------




These tables are intended to help you understand the funds' financial performance over the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by the funds' independent registered public accounting firm, PricewaterhouseCoopers LLP. Their report, together with the funds' financial statements, is included in the funds' most recent Annual Report, which is available upon request.

PHOENIX GLOBAL UTILITIES FUND

                                                             CLASS A
                                                --------------------------------
                                                                       FROM
                                                                    INCEPTION
                                                 FOR THE YEAR      DECEMBER 30,
                                                    ENDED            2004 TO
                                                APRIL 30, 2006    APRIL 30, 2005
                                                ---------------   --------------
Net asset value, beginning of period               $10.13             $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)                   0.42               0.13
   Net realized and unrealized gain (loss)           0.44               0.08
                                                   ------             ------
     TOTAL FROM INVESTMENT OPERATIONS                0.86               0.21
                                                   ------             ------
LESS DISTRIBUTIONS:
   Dividends from net investment income             (0.39)             (0.08)
                                                   ------             ------
     TOTAL DISTRIBUTIONS                            (0.39)             (0.08)
                                                   ------             ------
Change in net asset value                            0.47               0.13
                                                   ------             ------
NET ASSET VALUE, END OF PERIOD                     $10.60             $10.13
                                                   ======             ======
Total return(1)                                      8.66%              2.09%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $14,298             $6,163
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                            1.15%              1.15%(3)
   Gross operating expenses                          2.72%              5.59%(3)
   Net investment income (loss)                      4.06%              3.81%(3)
Portfolio turnover                                     40%                17%(4)


----------------------------
(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Annualized.

(4) Not annualized.

                                              Phoenix Investment Series Fund  37

--------------------------------------------------------------------------------



PHOENIX GLOBAL UTILITIES FUND



                                                             CLASS C
                                                --------------------------------
                                                                       FROM
                                                                    INCEPTION
                                                 FOR THE YEAR      DECEMBER 30,
                                                    ENDED            2004 TO
                                                APRIL 30, 2006    APRIL 30, 2005
                                                ---------------   --------------
Net asset value, beginning of period               $10.12             $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)                   0.35               0.12
   Net realized and unrealized gain (loss)           0.43               0.07
                                                   ------             ------
     TOTAL FROM INVESTMENT OPERATIONS                0.78               0.19
                                                   ------             ------
LESS DISTRIBUTIONS:
   Dividends from net investment income             (0.33)             (0.07)
                                                   ------             ------
     TOTAL DISTRIBUTIONS                            (0.33)             (0.07)
                                                   ------             ------
Change in net asset value                            0.45               0.12
                                                   ------             ------
NET ASSET VALUE, END OF PERIOD                     $10.57             $10.12
                                                   ======             ======
Total return(1)                                      7.87%              1.88%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $1,108               $330

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                            1.90%              1.90%(3)
   Gross operating expenses                          3.54%              8.16%(3)
   Net investment income (loss)                      3.38%              3.58%(3)
Portfolio turnover                                     40%                17%(4)


----------------------------
(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Annualized.

(4) Not annualized.

38  Phoenix Investment Series Fund

--------------------------------------------------------------------------------



PHOENIX INCOME & GROWTH FUND


                                                                         CLASS A
                                          ------------------------------------------------------------------------
                                                                   YEAR ENDED APRIL 30,
                                              2006           2005          2004(3)         2003          2002(4)
                                           ----------     ----------     ----------     ----------    -----------
Net asset value, beginning of period         $ 8.90         $ 8.66          $ 7.92        $ 8.41         $ 8.98

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)             0.22           0.22            0.22          0.24           0.29
   Net realized and unrealized gain (loss)     0.44           0.26            0.76         (0.48)         (0.56)
                                             ------         ------          ------        ------         ------
     TOTAL FROM INVESTMENT OPERATIONS          0.66           0.48            0.98         (0.24)         (0.27)
                                             ------         ------          ------        ------         ------
LESS DISTRIBUTIONS:
   Dividends from net investment income       (0.24)         (0.24)          (0.24)        (0.25)         (0.30)
   Distributions from net realized gains      (0.14)            --              --            --             --
                                             ------         ------          ------        ------         ------
     TOTAL DISTRIBUTIONS                      (0.38)         (0.24)          (0.24)        (0.25)         (0.30)
                                             ------         ------          ------        ------         ------
Change in net asset value                      0.28           0.24            0.74         (0.49)         (0.57)
                                             ------         ------          ------        ------         ------
NET ASSET VALUE, END OF PERIOD               $ 9.18         $ 8.90          $ 8.66        $ 7.92         $ 8.41
                                             ======         ======          ======        ======         ======
Total return(1)                                7.33%          5.53%          12.40%        (2.70)%        (3.01)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $318,318       $350,609        $381,423      $380,101       $432,632

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          1.28%          1.28%           1.29%         1.28%          1.26%
   Net investment income                       2.38%          2.46%           2.54%         3.10%          3.29%
Portfolio turnover                               72%            59%             83%           93%            64%

                                                                          CLASS B
                                          ------------------------------------------------------------------------
                                                                    YEAR ENDED APRIL 30,
                                              2006           2005          2004(3)         2003          2002(4)
                                           ----------     ----------     ----------     ----------    -----------

Net asset value, beginning of period         $ 8.95         $ 8.71          $ 7.96        $ 8.43         $ 9.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)             0.15           0.15            0.16          0.18           0.22
   Net realized and unrealized gain (loss)     0.44           0.26            0.76         (0.47)         (0.56)
                                             ------         ------          ------        ------         ------
     TOTAL FROM INVESTMENT OPERATIONS          0.59           0.41            0.92         (0.29)         (0.34)
                                             ------         ------          ------        ------         ------
LESS DISTRIBUTIONS:
   Dividends from net investment income       (0.17)         (0.17)          (0.17)        (0.18)         (0.23)
   Distributions from net realized gains      (0.14)            --              --            --             --
                                             ------         ------          ------        ------         ------
     TOTAL DISTRIBUTIONS                      (0.31)         (0.17)          (0.17)        (0.18)         (0.23)
                                             ------         ------          ------        ------         ------
Change in net asset value                      0.28           0.24            0.75         (0.47)         (0.57)
                                             ------         ------          ------        ------         ------
NET ASSET VALUE, END OF PERIOD               $ 9.23         $ 8.95          $ 8.71        $ 7.96         $ 8.43
                                             ======         ======          ======        ======         ======
Total return(1)                                6.58%         4.69%           11.61%        (3.42)%        (3.78)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $10,997        $16,145         $24,228       $34,234        $70,096

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          2.03%          2.03%           2.04%         2.03%          2.01%
   Net investment income                       1.62%          1.71%           1.82%         2.37%          2.55%
Portfolio turnover                               72%            59%             83%           93%            64%

----------------------------
(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to reduce the net investment income per share by $0.00 and $0.00 and the net investment income ratio for the period ending April 30, 2004 by 0.04% and 0.03% for Class A and Class B, respectively. Prior to May 1, 2003, the Fund did not hold any debt index securities.

(4) As required, effective May 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended April 30, 2002, was to increase the ratio of net investment income to average net assets from 3.26% to 3.29% and from 2.53% to 2.55% for Class A and Class B, respectively. There was no effect to net investment income (loss) per share and net realized and unrealized gain (loss) per share.


                                              Phoenix Investment Series Fund  39

--------------------------------------------------------------------------------



PHOENIX INCOME & GROWTH FUND


                                                                         CLASS C
                                          ------------------------------------------------------------------------
                                                                   YEAR ENDED APRIL 30,
                                              2006           2005          2004(3)         2003          2002(4)
                                           ----------     ----------     ----------     ----------    -----------
Net asset value, beginning of period         $ 9.02         $ 8.78          $ 8.02        $ 8.49         $ 9.07

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)             0.15           0.15            0.15          0.19           0.22
   Net realized and unrealized gain (loss)     0.45           0.26            0.78         (0.48)         (0.57)
                                             ------         ------          ------        ------         ------
     TOTAL FROM INVESTMENT OPERATIONS          0.60           0.41            0.93         (0.29)         (0.35)
                                             ------         ------          ------        ------         ------
LESS DISTRIBUTIONS:
   Dividends from net investment income       (0.17)         (0.17)          (0.17)        (0.18)         (0.23)
   Distributions from net realized gains      (0.14)            --              --            --             --
                                             ------         ------          ------        ------         ------
     TOTAL DISTRIBUTIONS                      (0.31)         (0.17)          (0.17)        (0.18)         (0.23)
                                             ------         ------          ------        ------         ------
Change in net asset value                      0.29           0.24            0.76         (0.47)         (0.58)
                                             ------         ------          ------        ------         ------
NET ASSET VALUE, END OF PERIOD               $ 9.31         $ 9.02          $ 8.78        $ 8.02         $ 8.49
                                             ======         ======          ======        ======         ======
Total return(1)                                6.64%          4.65%          11.64%        (3.39)%        (3.86)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $1,888         $1,988          $1,980        $1,374         $1,223
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          2.03%          2.03%           2.04%         2.04%          2.02%
   Net investment income                       1.63%          1.71%           1.77%         2.35%          2.50%
Portfolio turnover                               72%            59%             83%           93%            64%


----------------------------
(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.


(3) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to reduce the net investment income per share by $0.01 and the net investment income ratio for the period ending April 30, 2004 by 0.04% for Class C. Prior to May 1, 2003, the Fund did not hold any debt index securities.

(4) As required, effective May 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended April 30, 2002, was to increase the ratio of net investment income to average net assets from 2.47% to 2.50% for Class C. There was no effect to net investment income (loss) per share and net realized and unrealized gain
    (loss) per share.


40  Phoenix Investment Series Fund

[LOGO]PHOENIX FUNDS(SM)

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480










ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the Funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, PhoenixFunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090.This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Text Telephone: 1-800-243-1926














NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.


Investment Company Act File No. 811-4725
PXP693                                                                      8-06

                         PHOENIX INVESTMENT SERIES FUND

                          PHOENIX GLOBAL UTILITIES FUND
                          PHOENIX INCOME & GROWTH FUND


                                101 Munson Street
                         Greenfield, Massachusetts 01301


                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 31, 2006

   The Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix Investment Series Fund (the "Trust"), dated August 31, 2006 and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the Phoenix Funds Web sites at PhoenixFunds.com or PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.


                                TABLE OF CONTENTS

                                                                            PAGE


The Trust .................................................................    1
Investment Restrictions ...................................................    1
Investment Techniques and Risks ...........................................    2
Performance Information ...................................................    7
Portfolio Turnover ........................................................    9
Portfolio Transactions and Brokerage ......................................    9
Disclosure of Fund Holdings................................................   10
Services of the Adviser and Subadviser.....................................   12
Portfolio Managers.........................................................   15
Net Asset Value ...........................................................   16
How to Buy Shares .........................................................   17
Alternative Purchase Arrangements .........................................   17
Investor Account Services .................................................   20
How to Redeem Shares ......................................................   21
Dividends, Distributions and Taxes.........................................   22
Tax Sheltered Retirement Plans ............................................   26
The Distributor ...........................................................   27
Distribution Plans.........................................................   29
Management of the Trust....................................................   30
Additional Information ....................................................   37
Appendix...................................................................   39





                      Mutual Fund Services: (800) 243-1574
                    Advisor Consulting Group: (800) 243-4361
                         Text Telephone: (800) 243-1926


PXP693B (8/06)

                                    THE TRUST

   The Trust is an open-end diversified management investment company which was organized under Massachusetts law in 1986 as a business trust, then reorganized as a Delaware statutory trust in August 2000. Until October 15, 2004, the Trust was named "Phoenix-Oakhurst Income & Growth Fund." The Trust currently consists of two series, the Phoenix Global Utilities Fund ("Global Utilities Fund") and the Phoenix Income & Growth Fund (formerly "Phoenix-Oakhurst Income & Growth Fund") ("Income & Growth Fund"), each a "Fund," and collectively the "Funds."

   The Funds' Prospectus describes the investment objectives of the Funds and the strategies that the Funds will employ in seeking to achieve their investment objective. The Income & Growth Fund's primary investment objective is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Global Utilities Fund's investment objectives are a non-fundamental policy and may be changed without shareholder approval. The following discussion describes the Funds' investment policies and techniques and supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940 ("1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   Each Fund may not:

1. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

2. Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities), except the Global Utilities Fund will concentrate its assets in the public utilities industry which includes, but is not limited to, companies engaged in the production, transmission or distribution of electric energy or gas, or in telephone services.

3. Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and
     (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

4. Issue "senior securities" in contravention of the 1940 Act. Activities permitted by the Securities and Exchange Commission ("SEC") exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

5. Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

6. Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

8. Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   Except with respect to investment restriction (3) above, if any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the

Fund's assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may utilize the following practices or techniques in pursuing its investment objectives.

FOREIGN SECURITIES

   Each of the Funds may invest in the securities of foreign issuers. The Funds may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. The Funds may purchase the securities of issuers from various countries, including countries commonly referred to as "emerging markets." The Funds may also invest in domestic securities denominated in foreign currencies.

   Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   Certain foreign countries are less stable politically than the United States. The possibility exists that certain foreign governments may adopt policies providing for expropriation or nationalization of assets, confiscatory taxation, currency blockage or limitations on the use or removal of monies or other assets of an investment company. Finally, the Funds may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

   Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While the adviser will strive to be sensitive to publicize reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund's investments in such countries and the availability of additional investments in such countries.

   When investing in securities denominated in foreign currencies, the Funds will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Funds will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.


   Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or its investors.

   Each Fund will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange ("NYSE") is closed). Foreign securities in which the Funds may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of each Fund's portfolio may be affected by such trading on days when a shareholder has no access to the Fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   In order to hedge against adverse movements in exchange rates between currencies, the Funds may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Funds may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. Open positions in such forward contracts are covered by specifically designating on the accounting records of the Fund cash and liquid high grade debt securities and are marked to market daily.

LENDING OF SECURITIES

   Each Fund may lend portfolio securities to broker-dealers or other institutional borrowers, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such so that it amounts at all times to at least 100% of the value of the securities loaned. Furthermore, the Fund may terminate such loans at any time and must receive reasonable interest on the collateral as well as dividends, interest, or other distributions paid on the security during the loan period. Upon expiration of the loan, the borrower of the securities will be obligated to return to the Fund the same number and kind of securities as those loaned together with duly executed stock powers. The Fund must be permitted to vote the proxies if a material event affecting the value of the security is to occur. The Fund may pay reasonable fees in connection with the loan, including reasonable fees to the Fund's custodian for its services.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

   MORTGAGE PASS-THROUGH SECURITIES. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. "Modified pass-through" securities (such as securities issued by the Government National Mortgage Association ("GNMA")) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

   The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.

   Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("Pcs") that represent interests in conventional mortgages from FHLMC's national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.

   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Each Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the adviser determines that the securities meet the Fund's quality standards. Securities issued by certain private organizations may not be readily marketable.

   Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth above under "Investment Restrictions," by virtue of the exclusion from the test available to all U.S. Government securities. The Fund will take the position that privately-issued mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

   COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

   CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

   FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Pcs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

   CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The "residual" in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

   CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed "illiquid," and may be subject to the Fund's limitations on investment in illiquid securities.

   STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

   Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

   The Funds may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with each Fund's investment objectives and policies.

   OTHER ASSET-BACKED SECURITIES. Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

   Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

   The adviser expects additional assets will be "securitized" in the future. The Funds may invest in any such instruments or variations on them to the extent consistent with each Fund's investment objectives and policies.

OPTIONS

   Each Fund may, from time to time write covered call option contracts as a means of increasing the total return of the Fund's portfolio and also as a means of providing limited protection against increases in market value of the Fund's portfolio. Such contracts will be written on securities in which the Fund has authority to invest and on securities indices listed on an organized national securities exchange.

   A call option on a security gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. A written call option is "covered" if, throughout the life of the option (1) the Fund owns the optioned securities, (2) the Fund maintains in a pledged account with its custodian, any asset, including equity securities, as long as the asset is liquid, unencumbered and marked to market daily with a value sufficient to meet its obligations under the call, or
(3) if the Fund owns an offsetting call option. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A Fund will only write call option contracts when it is believed that the total return to the Fund can be increased through such premiums consistent with the Fund's investment objective.

   Each Fund may also write covered call options on securities indices. Through the writing of call index options, the Fund can achieve many of the same objectives as through the use of call options on individual securities. Call options on securities indices are similar to call options on a security except that, rather than the right to take delivery of a security at a specified price, a call option on a securities index gives the holder the right to receive, upon the exercise of the option, an amount of cash if the closing level of the securities index upon which the call option is based is greater than the exercise price of the option. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, and the restrictions listed above would tend to reduce such risks.

   Each Fund may purchase options to close out a position, (i.e. a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security). When a security is sold from a Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing call option on that security, realizing a profit or loss depending on whether the amount paid to purchase a call option is less or more than the amount received from the sale thereof. In addition, the Fund may wish to purchase a call option to hedge its portfolio against any anticipated increase in the price of securities it intends to purchase or to purchase a put option to hedge its portfolio against an anticipated decline in securities prices.

   The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where an option on a particular security is purchased to hedge against price movements in a related security, the price of the option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES

   Each Fund may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 (The "1933 Act"). Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Fund may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the Trustees of the Fund determine the secondary market is liquid, Rule 144A securities will be considered illiquid. Trustees of the Fund may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Fund; the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

REPURCHASE AGREEMENTS

   Each Fund may enter into repurchase agreements with respect to U.S. Government securities. Repurchase agreements may be entered into only with registered broker-dealers or Government securities dealers ("dealers") and depository institutions ("banks") believed by the adviser to present minimum credit risk in accordance with guidelines approved by the Funds' Trustees. The adviser will review and monitor the creditworthiness of such dealers and banks. Under such agreements, the dealer or bank agrees, upon entering into the contract, to repurchase a security it sells at a time and price mutually agreed upon with the purchaser of the security, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, and such value will be determined on a daily basis by marking the underlying securities to their market value. With respect to any repurchase agreements with a maturity of greater than one day, such agreement shall be collateralized in an amount at least equal to 102 percent of the repurchase price. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto: (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing rights.

U.S. TREASURY AND CORPORATE ZERO COUPON BOND

   Each Fund may invest in U.S. Treasury and corporate zero coupon bonds. Zero coupon bonds are issued and traded at a discount from their face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds and prevailing interest rates. The market price of U.S. Treasury zero coupon bonds are generally more volatile than the U.S. Treasury securities that pay interest periodically and zero coupon bonds are likely to respond to changes in interest rates to a greater degree than do securities on which regular cash payments of interest are being made that have similar maturities. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon bonds. Because the Fund will not receive on a current basis, cash payments in respect of accrued original issue discount on zero coupon bonds during the period before maturity, the Fund will distribute cash obtained from other sources in order to satisfy the distribution requirement under the Code.

WHEN-ISSUED SECURITIES

   Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place more than seven days in the future or after a period longer than the customary settlement period for the particular security. Customary settlement for newly-issued mortgage-backed securities occurs only when the composition of the underlying mortgage pool is set, typically once a month.

   At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security and the liability to pay the purchase price in determining the Fund's net asset value. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. Thus there is a risk of loss which is in addition to the risk of decline in the value of the Fund's other assets. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. The Fund will specifically designate on its accounting records cash and liquid high grade debt securities equal in value to commitments for when-issued or delayed delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons, in which case the Fund may sell its interest in the securities rather than take delivery, and may reinvest the proceeds in similar or other securities.

                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Index (the "S&P 500 Index"), Dow Jones Industrial Average, Europe Australia Far East Index

(EAFE), Consumer Price Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Corporate Index, Lehman Brothers T-Bond Index, and the MSCI World Utilities Index.


   Advertisements, sales literature and other communications may contain information about the Funds and adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Funds' portfolios; or compare the Funds' equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield and Salomon Brothers Corporate Bond and Government Bond Indices.


YIELD

   Quotations of yield for a Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and is computed by dividing net investment income by the value of a share on the last day of the period according to the following formula:

                            Yield = 2[(a - b+1)(6)-1]
                                       -----
                                       c x d

   Where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


   The yields for each class of the Income & Growth Fund for the 30-day period ended April 30, 2006 were as follows:

         CLASS A SHARES         CLASS B SHARES       CLASS C SHARES
         --------------         --------------       --------------
             2.32%                  1.72%                 1.71%


TOTAL RETURN

   Standardized quotations of average annual total return for Class A Shares, Class B Shares or Class C Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A, Class B Shares or Class C Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions are on Class A Shares, Class B Shares and Class C Shares are reinvested when paid.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.


   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

   The Funds may also compute cumulative total return for specified periods based on a hypothetical Class A, Class B or Class C account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

                               PORTFOLIO TURNOVER


   Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of a Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of Fund shares and by requirements which enable the Fund to receive certain favorable tax treatment. (See "Dividends, Distributions and Taxes" of this SAI.) Historical annual rates of portfolio turnover for the Global Utilities Fund and Income & Growth Fund are set forth in the prospectus under the heading "Financial Highlights".


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


   The adviser or subadviser (throughout this section, "adviser") place orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of each Fund. It is the practice of the adviser to seek the best prices and best execution of orders and to negotiate brokerage commissions which in the adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the adviser, the rate is deemed by the adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the adviser after the transaction has been consummated. If the adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The adviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of each Fund is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the adviser's appraisal of: the firm's ability to execute the order in the desired manner and the value of research services provided by the firm. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the adviser better prices and execution are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Funds also expect that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the adviser would, under the circumstances, seek to obtain best price and execution on orders for the Funds.


   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the adviser's staff can follow. In addition, it provides the adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the adviser and is available for the benefit of other accounts advised by the adviser and its affiliates and not all of this information will be used in connection with a Fund. While this information may be useful in varying degrees and may tend to reduce the adviser's expenses, it is not possible to estimate its value and in the opinion of the adviser it does not reduce the adviser's expenses in a determinable amount. The extent to which an adviser makes use of statistical, research and other services furnished by brokers is considered by the adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The adviser does so in accordance with its judgment of the best interest of the Funds and their shareholders.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's and/or subadviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its adviser, and distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the adviser is to be favored over any other account, and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser in that security on a given business day, with all transaction costs shared pro rata based on the Funds' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser's compliance officer as soon as practicable after the opening of the markets or the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as they deem appropriate.


   Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Funds will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

   In purchasing and selling fixed-income securities, it is the policy of each Fund to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

   The Funds may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Funds. By allocating transactions in this manner, the adviser is able to supplement its research and analysis with the views and information of other securities firms.


   For the fiscal years ended April 30, 2004, 2005 and 2006 brokerage commissions paid by the Trust on portfolio transactions totaled $341,141, $168,264 and $156,170, respectively. In the fiscal years ended April 30, 2004, 2005 and 2006, the Trust paid brokerage commissions of $1,800, $0 and $0 to PXP Securities Corp., an affiliate of its Distributor, respectively. Brokerage commissions of $29,693 paid during the fiscal year ended April 30, 2006 were paid on portfolio transactions aggregating $21,034,639 executed by brokers who provided research and other statistical information.


                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.


   The Funds' Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.


PUBLIC DISCLOSURES

   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES

   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

   As previously authorized by the Funds' Board of Trustees and/or the Fund's executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.


NON-PUBLIC PORTFOLIO HOLDINGS INFORMATION


------------------------------------------------------------------------------------------------------------------
                                                                          TIMING OF RELEASE OF PORTFOLIO
TYPE OF SERVICE PROVIDER              NAME OF SERVICE PROVIDER            HOLDINGS INFORMATION
------------------------------------- ----------------------------------- ----------------------------------------

Adviser                               Phoenix Investment Counsel, Inc.    Daily
------------------------------------- ----------------------------------- ----------------------------------------
Subadviser (Global Utilities Fund)    Duff & Phelps Investment            Daily
                                      Management Co.
------------------------------------- ----------------------------------- ----------------------------------------
Distributor                           Phoenix Equity Planning             Daily
                                      Corporation

------------------------------------- ----------------------------------- ----------------------------------------
Custodian                             State Street Bank and Trust         Daily
                                      Company
------------------------------------- ----------------------------------- ----------------------------------------
Sub-Financial Agent                   PFPC Inc.                           Daily
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                                          TIMING OF RELEASE OF PORTFOLIO
TYPE OF SERVICE PROVIDER              NAME OF SERVICE PROVIDER            HOLDINGS INFORMATION
------------------------------------- ----------------------------------- ----------------------------------------
Independent Registered Public         PricewaterhouseCoopers LLP          Annual Reporting Period: within 15
Accounting Firm                                                           business days of end of reporting
                                                                          period

                                                                          Semiannual Reporting Period: within 31
                                                                          business days of end of reporting
                                                                          period
------------------------------------- ----------------------------------- ----------------------------------------
Typesetting Firm for Financial                                            Monthly on first business day
Reports and Forms N-Q                 GCom Solutions                      following month end
------------------------------------- ----------------------------------- ----------------------------------------
Printer for Financial Reports         V.G. Reed & Sons                    Annual and Semiannual Reporting
                                                                          Period: within 45 days after end of
                                                                          reporting period
------------------------------------- ----------------------------------- ----------------------------------------
Proxy Voting Service                  Institutional Shareholder Services  Twice weekly on an ongoing basis
------------------------------------- ----------------------------------- ----------------------------------------
Intermediary Selling Shares of the    Merrill Lynch                       Quarterly within 10 days of quarter end
Fund
------------------------------------- ----------------------------------- ----------------------------------------
Third-Party Class B Share Financer    SG Constellation LLC                Weekly based on prior week end
------------------------------------------------------------------------------------------------------------------


PUBLIC PORTFOLIO HOLDINGS INFORMATION

------------------------------------------------------------------------------------------------------------------
Portfolio Redistribution Firms        Bloomberg,  Standard  & Poor's      Quarterly, 60 days after fiscal
                                      and Thompson Financial Services     quarter end
------------------------------------- ----------------------------------- ----------------------------------------
                                                                          Quarterly, 60 days after fiscal
Rating Agencies                       Lipper Inc. and Morningstar         quarter end
------------------------------------------------------------------------------------------------------------------

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Trust's policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.


                     SERVICES OF THE ADVISER AND SUBADVISERS

THE ADVISER

   Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser to the Funds and is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. PIC was originally organized in 1932 as John P. Chase, Inc. As of June 30, 2006, PIC had approximately $29.4 billion in assets under management.

   PIC is an indirect, wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is the sole shareholder of PXP. PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut 06115-2520.

   PXP has served investors for over 70 years. As of June 30, 2006, PXP had approximately $56.5 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

   The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Funds (for which they receive a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing accounting services; regulatory filing fees and expenses of printing each Fund's registration statements (but the distributor purchases such copies of the Funds' prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.

   Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Funds.


   For managing, or directing the management of, the investments of the Funds, PIC is entitled to a fee that is accrued daily against the value of each Fund's net assets, payable monthly, at the following annual rates:


            FUND                               1ST $1 BILLION             $1-2 BILLION              $2+ BILLION
            ----                               --------------             ------------              -----------
            Global Utilities Fund                  0.65%                     0.60%                     0.55%
            Income & Growth Fund                   0.70%                     0.65%                     0.60%


   PIC has contractually agreed to limit the Global Utilities Fund's total operating expenses (excluding interest, taxes and extraordinary expenses) through August 31, 2007, so that such expenses do not exceed 1.15% for Class A Shares and 1.90% for Class C Shares. The Adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

   For its services to the Funds during the fiscal years ended April 30, 2004, 2005 and 2006, PIC and Duff and Phelps received fees from each Fund as follows:

            FUND                                    2004                      2005                      2006
            ----                                    ----                      ----                      ----
            Global Utilities Fund (1)               N/A                     $11,963                   $83,013
            Income & Growth Fund                 $2,980,093                $2,737,696                $2,484,046
                                                                                                      ---------

     (1) Global Utilities Fund has been in existence only since December 30, 2004, therefore, no management fees were paid by the Fund in 2004. Management fees were paid to Duff & Phelps, as Adviser, for fiscal years 2005 and 2006. PIC became Adviser and Duff & Phelps became Subadviser of the Fund effective August 31, 2006.


THE SUBADVISER


   Duff & Phelps Investment Management Co. ("Duff & Phelps"), an affiliate of PIC, serves as subadviser for the Global Utilities Fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps (together with its predecessor) has been an investment adviser for over 70 years. Duff & Phelps acts as subadviser to three mutual funds and as adviser to three closed-end mutual funds and to institutional clients. As of June 30, 2006, Duff & Phelps had approximately $6.3 billion in assets under management.

   The Subadvisory Agreement with Duff & Phelps provides that the Adviser, PIC, will delegate to Duff & Phelps the performance of certain of its investment management services with respect to the investment portfolio under the Investment Advisory Agreement with the Global Utilities Fund. Duff & Phelps will furnish at its own expense the office facilities and personnel necessary to perform such services. For managing, or directing the management of, the investments of the Global Utilities Fund, Duff & Phelps is entitled to a fee that is accrued daily against the value of the Fund's net assets, payable monthly, which is calculated at the following rates:

            FUND                               1ST $1 BILLION             $1-2 BILLION              $2+ BILLION
            ----                               --------------             ------------              -----------
            Global Utilities Fund                  0.325%                    0.30%                     0.275%

   From 2005 until August 31, 2006, the Income & Growth Fund was subadvised by Engemann Asset Management ("Engemann"), an affiliate of PIC. Total subadvisory fees paid by PIC to Engemann for managing the Income & Growth Fund for the fiscal years ended April 30, 2005 and 2006 were $633,833 and $285,819, respectively. There was no subadviser for the Income & Growth Fund in fiscal year 2004.

   The Investment Advisory Agreement and Subadvisory Agreements continue in effect from year to year if specifically approved annually (a) by the Trustees of the Fund, including a majority of the disinterested Trustees, or by (b) a majority of the outstanding voting securities of the respective Fund as defined in the 1940 Act. The Agreements may be terminated without penalty at any time by a similar vote upon 60 days notice or by the Adviser or Subadviser upon 60 days written notice and each will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

   The Trust, its Adviser, Subadviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS GLOBAL UTILITIES FUND AND INCOME & GROWTH FUND

   A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Funds' 2006 annual report covering the period May 1, 2005 through April 30, 2006.


DESCRIPTION OF PROXY VOTING POLICY

   The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Trust's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that each Fund's investment Adviser will vote proxies or delegate such responsibility to a Subadviser. The Adviser or Subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

   o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

   o Changes to Capital Structure--dilution or improved accountability associated with such changes.

   o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

   o Social and Corporate Responsibility Issues--the Advisers or Subadviser will generally vote against shareholder social and environmental issue proposals.

   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.


   The Policy further imposes certain record keeping and reporting requirements on each adviser, subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available free of charge by calling, toll-free,
(800)243-1574, or on the SEC's Internet site at http://www.sec.gov.
                                                -------------------

                               PORTFOLIO MANAGERS


COMPENSATION OF PORTFOLIO MANAGERS OF PHOENIX INVESTMENT COUNSEL, INC. (ADVISER TO INCOME & GROWTH FUND) AND DUFF & PHELPS INVESTMENT MANAGEMENT CO. (SUBADVISER TO GLOBAL UTILITIES FUND)

   Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, "PXP), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and potentially reduce tax implications.


   The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a Fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

   Finally, portfolio managers and investment professionals may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the parent's Board of Directors.

   Following is a more detailed description of the compensation structure of the Funds' portfolio managers identified in the Funds' prospectus.

   Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

   Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP is made up of three components:

(1) Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the Funds managed is measured over one, three and five-year periods against specified benchmarks and/or peer groups (as indicated in the table below) for each Fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each Fund/account managed as weighted roughly by total assets in each of those funds/accounts.

                                                          BENCHMARK(S)
                    FUND                              AND/OR PEER GROUPS
                    ----                              ------------------

           Global Utilities Fund              Lehman Brothers Utility Bond Index
Income & Growth Fund (fixed income portion)   Lipper Multi Sector Income Funds
   Income & Growth Fund (equity portion)      Lipper Large Cap Core Funds


(2) Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of The Phoenix Companies, Inc., which vest over three years.

(3) Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

   The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on The Phoenix Companies, Inc. return on equity, (ii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.


   Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX's Compensation Committee.


   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST


   There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each fund's investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds' shareholders. The Adviser and Subadviser are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds' most recent fiscal year. Also, there are no material conflicts of interest since portfolio managers generally manage funds and other accounts having similar investment strategies.

   The following table provides information as of April 30, 2006 regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the Funds as named in the prospectus. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.


                                                                      NUMBER OF AND TOTAL
                                             NUMBER OF AND TOTAL     ASSETS OF OTHER POOLED    NUMBER OF AND TOTAL
                                            ASSETS OF REGISTERED      INVESTMENT VEHICLES        ASSETS OF OTHER
        PORTFOLIO MANAGER                   INVESTMENT COMPANIES             (PIVs)                  ACCOUNTS
        -----------------                   --------------------             ------                  --------

        David L. Albrycht                      6/$2.7 Billion                  0                        0
        T. Brooks Beittel                      3/$3.2 Billion                  0                        0
        Steven L. Colton                       5/$1.3 Billion                  0                        0
        Deborah Jansen                         2/$2.8 Billion                  0                        0
        Connie M. Luecke                       2/$2.8 Billion                  0                        0
        Nathan I. Partain                      2/$2.8 Billion                  0                        0
        Randle L. Smith                        2/$2.8 Billion                  0                        0


Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations, collateralized debt obligations.


   As of April 30, 2006, the portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.


OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS


   The following chart sets forth the dollar range of equity securities beneficially owned by each portfolio manager for the Adviser/Subadviser to the Global Utilities Fund and Income & Growth Fund as described in the Funds' prospectus that he/she manages as of the April 30, 2006:

                                  DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY
                                  ----------------------------------------------
PORTFOLIO MANAGER                             OWNED IN EACH FUND MANAGED
-----------------                             --------------------------
David L. Albrycht                                        None
T. Brooks Beittel                                        None
Steven L. Colton                                         None
Deborah Jansen                                           None
Connie M. Luecke                       $100,001-$1,000,000/Global Utilities Fund
Nathan I. Partain                                        None
Randle L. Smith                                          None

                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the NYSE on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the net asset value of the Funds' foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The net asset value per share of each Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution plan fees and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the official closing price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Funds if it invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Funds. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Funds have investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account ("IRA"). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Funds have authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS


   Shares of the Funds may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative"), or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by an authorized broker or the broker's authorized designee.


   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on ("CDSC") Class B Shares would be less than the initial sales charge and accumulated distribution plan fees on Class A Shares purchased at the same time.


   Dividends paid by the Fund, if any, with respect to Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. (See "Dividends, Distributions and Taxes" section of this SAI.)


   As previously noted, the Global Utilities Fund currently offers Class A Shares and Class C Shares and the Income & Growth Fund currently offers Class A Shares, Class B Shares and Class C Shares.

CLASS A SHARES OF THE FUNDS


   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.


CLASS B SHARES (INCOME & GROWTH FUND ONLY)


   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the "Class B Shares and Class C Shares--Waiver of Sales Charges" section in this SAI.)


   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES OF THE FUNDS

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES


   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (a "Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or
(6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Phoenix Fund or Phoenix qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund or Phoenix trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of these Funds or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of these Funds or any other Phoenix Fund (other than any Phoenix money market fund) may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.


   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES (INCOME & GROWTH FUND ONLY) AND CLASS C SHARES--WAIVER OF SALES CHARGES


   The CDSC is waived on redemptions of shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account,
(ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 701/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares of these Funds or any other Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program (Class B Shares of the Income & Growth Fund only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.


CONVERSION FEATURE--CLASS B SHARES (INCOME & GROWTH FUND ONLY)

   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                            INVESTOR ACCOUNT SERVICES


   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the telephone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restrictions and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.


EXCHANGES


   Under certain circumstances, shares of the Funds may be exchanged for shares of the same class of another Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See the "Dividends, Distributions and Taxes" section of this SAI.) Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.


DIVIDEND REINVESTMENT ACROSS ACCOUNTS


   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from the Distributor. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


INVEST-BY-PHONE

   This expedited investment service allows you to make an investment in an account by requesting a transfer of funds from the balance of your bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to your commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). Your bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to your account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions. This service may also be used to sell shares of a Fund and direct proceeds of sale through ACH to your bank account.

   To establish this service, please complete the Invest-by-Phone Application and attach a voided check. Upon PEPCO's acceptance of the authorization form (usually within two weeks) you may call toll free (800) 367-5877 prior to 3:00 PM (eastern time) to place your purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact your bank via ACH with appropriate instructions. The purchase is normally credited to your account the day following receipt of the verbal instructions. The Funds may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days after receipt of the check.

   The Funds and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM


   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemption with proceeds to be directed through the ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


   Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring any otherwise applicable CDSC. Class B and Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable CDSC on all shares redeemed. Accordingly, the purchase of Class B or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after the purchase.

                              HOW TO REDEEM SHARES


   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors.

Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B and Class C shareholders will be subject to the applicable CDSC, if any. (See the Funds' current Prospectus for more information.)


   The Funds have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds' current Prospectus for more information.)

BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Fund redeem the shares. (See the Fund's current Prospectus for more information.)

TELEPHONE REDEMPTION


   Shareholders who do not have certificated shares may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds' current Prospectus for more information.)


REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the applicable Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinstatement of their investment at net asset value. (See the Funds' current Prospectus for more information and conditions attached to the privilege.)

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   The following discussion of dividends, distributions and taxes applies to each of the Global Utilities Fund and Income & Growth Fund individually.


QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   The Funds are treated as separate entities for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year the Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.

   The Funds intend to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if a Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for the Fund to pay the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for the Fund to qualify as a RIC. Among these requirements, the Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes, a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC the Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. The Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   The Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). The Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Fund will so qualify and continue to maintain its status as a RIC. If the Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both the Fund and Shareholders. Ordinary distributions made by the Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by the Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxed on the amount of long-term capital gains designated by the Fund and conveyed by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to shareholders. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of the Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   The Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Distributions by the Fund out of dividend income from domestic corporations may qualify in whole or in part for the dividends received deduction available to corporate shareholders, if the distributing Fund does not sell the stock which issued such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds Fund shares for at least 46 days. For this purpose, the distributing Fund holding period in such stock may be reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into option contracts).

   Shareholders should consult their own tax advisor regarding their tax situation.

INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES

   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a regulated investment company.

TAXATION OF DERIVATIVES

   Many futures contracts entered into by the Fund and all listed non-equity options written or purchased by the Fund (including covered call options written on debt securities and options written or purchased on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by the Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a regulated investment company for federal income tax purposes.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the Internal Revenue Service or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities, generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   If the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Fund may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his/her shares in the Fund or upon an exchange of his/her shares in the Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Fund will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Fund from net investment income and net realized short-term capital gains to a shareholder who is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

                         TAX SHELTERED RETIREMENT PLANS


   Shares of the Funds are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO at (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR


   Pursuant to an Underwriting Agreement with the Trust, PEPCO (the "Distributor"), an indirect wholly-owned subsidiary of PNX and an affiliate of PIC, Duff & Phelps and Engemann, serves as Distributor for the Funds. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor. The address of the Distributor is One American Row, P.O. Box 5056, Hartford, CT 06102-5056.

   For its services under the Underwriting Agreement, PEPCO receives sales charges on transactions in Trust shares and retains such charges, less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plans described below. During the fiscal years 2004, 2005 and 2006, purchasers of the Fund shares paid aggregate sales charges of $122,970, $98,066 and $85,492, respectively, of which the principal Distributor of the Funds received net commissions of $37,684, $34,108 and $28,665, respectively, for its services, the balance being paid to dealers. For the fiscal year ended April 30, 2006, the Distributor received net commissions of $13,700 for Class A Shares and deferred sales charges of $13,766 for Class B Shares and $1,199 for Class C Shares. The fees were used to compensate sales and services persons for selling shares of the Fund and for providing services to shareholders. In addition, the fees were used to compensate the Distributor for sales and promotional activities.

   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of a Fund, or by vote of a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its "assignment," as defined in Section 2(a)(4) of the 1940 Act.


DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements received a discount or commission on purchases of Class A Shares as set forth below:

         AMOUNT OF
        TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE          DEALER DISCOUNT
     AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
---------------------------------------------------------------------------------------------------------------------------
Under $50,000                               5.75%                         6.10%                          5.00%
$50,000 but under $100,000                  4.75                          4.99                           4.25
$100,000 but under $250,000                 3.75                          3.90                           3.25
$250,000 but under $500,000                 2.75                          2.83                           2.25
$500,000 but under $1,000,000               2.00                          2.04                           1.75
$1,000,000 or more                          None                          None                           None


   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sales price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of Fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to
$10,000,000 and 0.25% on amounts greater than $10,000,000. For purchases prior to January 11, 2006, if part or all of such investment as described in (b) and
(c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Beginning January 11, 2006, if part or all of such investment as described in
(b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933 (the "1933 Act"). PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Trust's Distribution Plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES


   PEPCO also acts as financial agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services as financial agent, PEPCO will be paid a fee equal to the sum of (1) the documented cost of fund accounting, tax services and related services provided by PFPC Inc. ("PFPC"), as subagent, plus (2) the documented costs to PEPCO to oversee the subagent's performance. The current fee schedule of PFPC is based upon the average of the aggregate daily net asset values of all funds serviced by PFPC, at the following incremental annual rates.

           First $5 billion                                         0.06%
           $5 billion to $15 billion                                0.05%
           Greater than $15 billion                                 0.03%

   Certain minimum fees and fee waivers may apply. Total fees paid by PEPCO to PFPC are allocated among certain of the funds in the Phoenix Funds complex for which it serves as administrative agent on the basis of the relative net assets of each fund. For its services during the Trust's fiscal years ended April 30, 2004, 2005 and 2006, PEPCO received $305,984, $273,414 and $272,664, respectively.


                               DISTRIBUTION PLANS


   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares of the Funds, a plan for the Class B Shares of the Income & Growth Fund, and a plan for the Class C Shares of the Funds; collectively, the "Plans") in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of each Fund and a distribution fee based on average daily net assets at the rates of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares of each Fund, as applicable.


   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers as additional compensation with respect to Class C Shares 0.75% of the average annual net asset value of that class.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   On a quarterly basis, the Trust's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trust's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Fund. The Trustees have concluded that there is a reasonable likelihood that each Plan will benefit the Funds and each affected class of shareholders.


   For the fiscal year ended April 30, 2006, the Funds paid Rule 12b-1 Fees in the amount of $1,044,750 of which the Distributor received $134,145 and unaffiliated broker-dealers received $910,605. The Rule 12b-1 payments for the fiscal year ended April 30, 2006 were used for (1) compensation of dealers, $822,531; (2) compensation to sales personnel, $237,075; (3) advertising, $42,060; (4) printing and mailing prospectuses to other than current shareholders, $13,355; (5) service costs; $68,892 and (6) other costs, $23,151.


   No interested person of the Funds and no Trustee who is not an interested person of the Funds, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

   The Board of Trustees has also adopted a Plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance of shares in multiple classes.


   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution plan fees or amend the Plans.

                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS


   The Trustees are responsible for the overall supervision of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.


                              INDEPENDENT TRUSTEES

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                     FUND COMPLEX                    PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                 -----------------------------------

E. Virgil Conway                   Served since          71         Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          1987.                            (2001-present). Trustee/Director, Phoenix Funds Complex
101 Park Avenue                                                     (1983-present). Trustee/Director, Realty Foundation of
New York, NY 10178                                                  New York (1972-present), Josiah Macy, Jr. Foundation
DOB: 8/2/29                                                         (Director/Trustee) (1975-2004) (Honorary) (2004-present),
                                                                    Pace University (Director/Trustee Emeritus) (2003-present),
                                                                    Greater New York Councils, Boy Scouts of America
                                                                    (1985-present), The Academy of Political Science (Vice
                                                                    Chairman) (1985-present), Urstadt Biddle Property Corp.
                                                                    (1989-present), Colgate University (Trustee Emeritus)
                                                                    (2004-present). Director/Trustee, The Harlem Youth
                                                                    Development Foundation, (Chairman) (1998-2002), Metropolitan
                                                                    Transportation Authority (Chairman) (1992-2001), Trism, Inc.
                                                                    (1994-2001), Consolidated Edison Company of New York, Inc.
                                                                    (1970-2002), Atlantic Mutual Insurance Company (1974-2002),
                                                                    Centennial Insurance Company (1974-2002), Union Pacific
                                                                    Corp. (1978-2002), BlackRock Freddie Mac Mortgage Securities
                                                                    Fund (Advisory Director) (1990-2000), Accuhealth
                                                                    (1994-2002), Pace University (1978-2003), New York Housing
                                                                    Partnership Development Corp. (Chairman) (1981-2003), Josiah
                                                                    Macy, Jr. Foundation (1975-2004).

Harry Dalzell-Payne                Served since          71         Retired. Trustee/Director, Phoenix Funds Complex
The Flat, Elmore Court             1987.                            (1983-present).
Elmore, GL05, GL2 3NT
U.K.
DOB: 8/9/29


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                     FUND COMPLEX                    PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                 -----------------------------------

Francis E. Jeffries                Served since          72         Director, The Empire District Electric Company
8477 Bay Colony Dr. #902           1995.                            (1984-2004). Trustee/Director, Phoenix Funds Complex
Naples, FL 34108                                                    (1987-present).
DOB: 9/23/30

Leroy Keith, Jr.                   Served since          69         Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          1993.                            (2001-present). Director/Trustee, Evergreen Funds (six
736 Market Street, Ste. 1430                                        portfolios). Trustee, Phoenix Funds Family
Chattanooga, TN 37402                                               (1980-present). Director, Diversapak (2002-present),
DOB: 2/14/39                                                        Obaji Medical Products Company (2002-present). Director,
                                                                    Lincoln Educational Services (2002-2004). Chairman,
                                                                    Carson Products Company (cosmetics) (1998-2000).

Geraldine M. McNamara              Served since          71         Retired. Managing Director, U.S. Trust Company of New
40 East 88th Street                2001.                            York (private bank) (1982-present). Trustee/Director,
New York, NY 10128                                                  Phoenix Funds Complex (2001-present).
DOB: 4/17/51

James M. Oates*                    Served since          69         Chairman, Hudson Castle Group, Inc. (Formerly IBEX
c/o Northeast Partners             1993.                            Capital Markets, Inc.) (financial services)
150 Federal Street, Ste. 1000                                       (1997-present). Trustee/Director, Phoenix Funds Family
Boston, MA 02109                                                    (1987-present).  Managing Director, Wydown Group
Trustee                                                             (consulting firm) (1994-present). Director, Investors
DOB: 5/31/46                                                        Financial Service Corporation (1995-present), Investors
                                                                    Bank & Trust Corporation (1995-present), Stifel Financial
                                                                    (1996-present), Connecticut River Bancorp (1998-present),
                                                                    Connecticut River Bank (1999-present), Trust Company of New
                                                                    Hampshire (2002-present). Chairman, Emerson Investment
                                                                    Management, Inc. (2000-present). Independent Chairman, John
                                                                    Hancock Trust (since 2005), Trustee, John Hancock Funds II and John Hancock Funds III (since 2005). Trustee, John
                                                                    Hancock Trust (2004-2005). Director/Trustee, AIB Govett
                                                                    Funds (six portfolios) (1991-2000), Command Systems, Inc.
                                                                    (1998-2000), Phoenix Investment Partners, Ltd. (1995-2001),
                                                                    1Mind, Inc. (formerly 1Mind.com) (2000-2002), Plymouth
                                                                    Rubber Co. (1995-2003). Director and Treasurer, Endowment
                                                                    for Health, Inc. (2000-2004).

Richard E. Segerson                Served since          69         Managing Director, Northway Management Company
Northway Management                1984.                            (1998-present). Trustee/Director, Phoenix Funds Family
Company                                                             (1983-present).
164 Mason Street
Greenwich, CT  06830
DOB: 2/16/46

* Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital
Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company ("Phoenix Life"), also an affiliate, owns approximately 8% of Hudson's common stock.


                               INTERESTED TRUSTEES

   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, POSITION(S) WITH  LENGTH OF TIME     OVERSEEN BY                      DURING PAST 5 YEARS AND
     TRUST AND DATE OF BIRTH         SERVED           TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
     -----------------------         ------           -------                  -----------------------------------

Marilyn E. LaMarche*             Served since            69         Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC          2002.                              (1997-present). Trustee/Director, Phoenix Funds Family
30 Rockefeller Plaza,                                               (2002-present). Director, The Phoenix Companies, Inc.
59th Floor                                                          (2001-2005) and Phoenix Life Insurance Company
New York, NY 10020                                                  (1989-2005).
Trustee
DOB: 5/11/34

Philip R. McLoughlin**           Served since            97         Director, PXRE Corporation (Reinsurance) (1985-present),
Chairman                         1993.                              World Trust Fund (1991-present). Director/Trustee,
DOB: 10/23/46                                                       Phoenix Funds Complex (1989-present). Management
                                                                    Consultant (2002-2004), Chairman (1997-2002), Chief
                                                                    Executive Officer (1995-2002), Director (1995-2002),
                                                                    Phoenix Investment Partners, Ltd., Director and
                                                                    Executive Vice President, The Phoenix Companies, Inc.
                                                                    (2000-2002). Director (1994-2002) and Executive Vice
                                                                    President, Investments (1987-2002), Phoenix Life
                                                                    Insurance Company. Director (1983-2002) and Chairman
                                                                    (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                                    (1982-2002), Chairman (2000-2002) and President
                                                                    (1990-2000), Phoenix Equity Planning Corporation.
                                                                    Chairman and President, Phoenix/Zweig Advisers LLC
                                                                    (2001-2002). Director (2001-2002) and President (April
                                                                    2002-September 2002), Phoenix Investment Management
                                                                    Company. Director and Executive Vice President, Phoenix
                                                                    Life and Annuity Company (1996-2002). Director
                                                                    (1995-2000) and Executive Vice President (1994-2002) and
                                                                    Chief Investment Counsel (1994-2002), PHL Variable
                                                                    Insurance Company. Director, Phoenix National Trust
                                                                    Holding Company (2001-2002). Director (1985-2002) and
                                                                    Vice President (1986-2002) and Executive Vice President
                                                                    (April 2002-September 2002), PM Holdings, Inc. Director,
                                                                    WS Griffith Associates, Inc. (1995-2002). Director, WS
                                                                    Griffith Securities, Inc. (1992-2002).


 * Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of
   The Phoenix Companies, Inc. and Phoenix Life Insurance Company.
** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his former relationship with
   Phoenix Investment Partners, Ltd., and its affiliates.

                                           OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD
      NAME, ADDRESS AND           WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH          LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
        -------------          ---------------------                            -------------------

Daniel T. Geraci               President since        Executive Vice President, Asset Management, The Phoenix Companies,
DOB: 6/12/57                   2004.                  Inc. (2003-present). Director, Chairman, President and Chief Executive
                                                      Officer, Phoenix Investment Partners, Ltd. (2003-present). President,
                                                      Phoenix Equity Planning Corporation (2005-present). President, DPCM
                                                      Holding, Inc. (2005-present). President, Capital West Asset
                                                      Management, LLC (2005-present). Director and President, Phoenix
                                                      Investment Counsel, Inc. (2003-present). Director, Pasadena Capital
                                                      Corporation (2003-present). President, Euclid Advisers, LLC
                                                      (2003-present). Director and Chairman, PXP Institutional Markets
                                                      Group, Ltd. (2003-present). Director and President, Rutherford
                                                      Financial Corporation (2003-present). Director, DPCM Holding, Inc.
                                                      (2003-present). President, Phoenix Zweig Advisers, LLC (2003-present).
                                                      Director and Chairman, Phoenix Equity Planning Corporation
                                                      (2003-present). Director and Chairman, Duff & Phelps Investment
                                                      Management Company (2003-present). Director, Capital West Asset
                                                      Management, LLC (2003-present). Chief Executive Officer and President,
                                                      The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.
                                                      (2004-present).  President, the Phoenix Funds Family (2004-present).
                                                      Chief Sales and Marketing Officer, Phoenix Equity Planning Corporation
                                                      (2003-2005).  President and Chief Executive Officer of North American
                                                      investment operations, Pioneer Investment Management USA, Inc.
                                                      (2001-2003). President of Private Wealth Management Group & Fidelity
                                                      Brokerage Company, Fidelity Investments (1996-2001).

George R. Aylward              Executive Vice         Senior Vice President and Chief Operating Officer, Asset Management,
DOB: 8/17/64                   President since 2004.  The Phoenix Companies, Inc. (2004-present). Executive Vice President and Chief Operating Officer, Phoenix Investment Partners, Ltd.
                                                      (2004-present). Vice President, Phoenix Life Insurance Company
                                                      (2002-2004). Vice President, The Phoenix Companies, Inc. (2001-2004).
                                                      Vice President, Finance, Phoenix Investment Partners, Ltd.
                                                      (2001-2002). Assistant Controller, Phoenix Investment Partners, Ltd.
                                                      (1996-2001). Executive Vice President, certain funds within the
                                                      Phoenix Funds Family (2004-present).

Francis G. Waltman             Senior Vice            Senior Vice President, Asset Management, The Phoenix Companies, Inc.
DOB: 7/27/62                   President since        (since 2006). Senior Vice President, Asset Management Product
                               2004.                  Development, Phoenix Investment Partners, Ltd. (2005-present). Senior Vice
                                                      President and Chief Administrative Officer, Phoenix Investment Partners,
                                                      Ltd. (2003-2004). Senior Vice President and Chief Administrative Officer,
                                                      Phoenix Equity Planning Corporation (1999-2003). Senior Vice President,
                                                      certain funds within the Phoenix Funds Family (2004-present).

Marc Baltuch                   Vice President and     Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present).
900 Third Avenue               Chief Compliance       Vice President and Chief Compliance Officer, certain funds within the
New York, NY 10022             Officer since 2004.    Phoenix Funds Complex (2004-present). Vice President, The Zweig Total
DOB:  9/23/45                                         Return Fund, Inc. and The Zweig Fund, Inc. (2004-present). President and Director, Watermark Securities, Inc. (1991-present). Assistant
                                                      Secretary, Gotham Advisors Inc. (1990-present). Secretary,
                                                      Phoenix-Zweig Trust (1989-2003). Secretary, Phoenix-Euclid Market
                                                      Neutral Fund (1999-2002).

                                 POSITION(S) HELD
      NAME, ADDRESS AND           WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH          LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
        -------------          ---------------------                            -------------------

Kevin J. Carr                  Vice President,        Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row               Counsel, Chief Legal   2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102             Officer and            Secretary, certain funds within the Phoenix Funds Complex (May
DOB: 8/30/54                   Secretary since        2005-present). Compliance Officer of Investments and Counsel,
                               2005.                  Travelers Life & Annuity Company (January 2005-May 2005). Assistant
                                                      General Counsel, The Hartford Financial Services Group (1999-2005).

Nancy G. Curtiss               Senior Vice            Assistant Treasurer (2001-present), Vice President, Fund Accounting
DOB: 11/24/52                  President since        (1994-2000), Phoenix Equity Planning Corporation. Vice President,
                               2006.                  Phoenix Investment Partners, Ltd. (2003-present). Senior Vice
                                                      President, the Phoenix Funds Family (since 2006). Vice President, The
                                                      Phoenix Edge Series Fund (1994-present), Treasurer, The Zweig Fund
                                                      Inc. and the Zweig Total Return Fund Inc. (2003-present). Chief
                                                      Financial Officer (2005-2006) and Treasurer (1994-2006), or Assistant
                                                      Treasurer (2005-2006), certain funds within the Phoenix Funds Complex.

W. Patrick Bradley             Chief Financial        Second Vice President, Fund Administration, Phoenix Equity Planning
DOB: 3/2/72                    Officer and            Corporation (2004-present). Chief Financial Officer and Treasurer
                               Treasurer              (2006-present) or Chief Financial Officer and Treasurer (2005-present),
                               since 2006.            certain funds within the Phoenix Funds Family. Vice President, Chief
                                                      Financial Officer, Treasurer and Principal Accounting Officer, The Phoenix
                                                      Edge Series Fund (since 2006). Assistant Treasurer, certain funds within the Phoenix Funds Complex (2004-2006). Senior Manager (2002-2004), Manager
                                                      (2000-2002), Audit, Deloitte & Touche, LLP.

CONSULTING COMMITTEE

   The Trust has established a Consulting Committee consisting of those individuals who accepted the Board's invitation to become a member. The Consulting Committee provides consultation to the Board in connection with fund governance and related matters, as appropriate, in the course of the Board's deliberations. Committee members serve at the discretion of the Board. The Committee members receive a retainer, plus reasonable expenses incurred in the performance of the required services. The Consulting Committee does not meet independently from the Board, and its members attend only those Board meetings to which they are invited by the Chairman of the Board of Trustees. The current Consulting Committee member and his business affiliations for the past five years are set forth below.

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
                                                     OVERSEEN BY
                                                     CONSULTING                      PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND             LENGTH OF       COMMITTEE                      DURING PAST 5 YEARS AND
          DATE OF BIRTH              TIME SERVED       MEMBER                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------              -----------       ------                  -----------------------------------
Ferdinand L.J. Verdonck             Served               39         Director, Banco Urquijo (Chairman) (1998-present).
Nederpolder, 7                      since                           Trustee, Phoenix Funds Family (2002-present). Director,
B-9000 Gent, Belgium                2005.                           EASDAQ (Chairman) (2001-present), The JP Morgan Fleming
DOB: 7/30/42                                                        Continental European Investment Trust (1998-present),
                                                                    Groupe SNEF (1998-present), Degussa Antwerpen N.V.
                                                                    (1998-present), Santens N.V. (1999-present). Managing
                                                                    Director, Almanij N.V. (1992-2003). Director, KBC Bank
                                                                    and Insurance Holding Company (Euronext) (1992-2003), KBC
                                                                    Bank (1992-2003), KBC Insurance (1992-2003), Kredietbank,
                                                                    S.A. Luxembourgeoise (1992-2003), Investco N.V.
                                                                    (1992-2003), Gevaert N.V. (1992-2003), Fidea N.V.
                                                                    (1992-2003), Almafin N.V. (1992-2003), Centea N.V.
                                                                    (1992-2003), Dutch Chamber of Commerce for Belgium and
                                                                    Luxemburg (1995-2001), Phoenix Investment Partners, Ltd.
                                                                    (1995-2001).

COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:


   The Audit Committee. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, James M. Oates and Richard E. Segerson. The Committee met four times during the Trust's last fiscal year.

   The Executive and Compliance Committee. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Philip R. McLoughlin, Geraldine M. McNamara and James M. Oates. The Committee met 13 times during the Trust's last fiscal year. Each of the members is an Independent Trustee, except Mr. McLoughlin, who is an Interested Trustee.

   The Governance and Nominating Committee. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Fund's, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr. and Geraldine M. McNamara. Ferdinand L.J. Verdonck is a Consulting Committee member of the Governance and Nominating Committee. The Committee met four times during the Trust's last fiscal year.

   The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.


COMPENSATION


   Trustees who are not interested persons of the Adviser or any of its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended April 30, 2006, the Trustees received the following compensation:

                                                            TOTAL COMPENSATION
                                                              FROM TRUST AND
                                       AGGREGATE               FUND COMPLEX
                                      COMPENSATION              (97 FUNDS)
NAME OF TRUSTEE                        FROM TRUST            PAID TO TRUSTEES
---------------                        ----------            ----------------
INDEPENDENT TRUSTEES
--------------------
E. Virgil Conway                        $6,026.96             $193,750.02
Harry Dalzell-Payne                     $5,798.34             $188,250.01
Francis E. Jeffries                     $4,027.17*            $152,750.00
Leroy Keith, Jr.                        $3,832.78              $91,723.36
Geraldine M. McNamara                   $5,798.34*            $187,500.01
James M. Oates                          $5,476.16             $129,861.65
Richard E. Segerson                     $4,027.17*             $95,750.00

INTERESTED TRUSTEES
-------------------
Marilyn E. LaMarche                     $3,287.05              $78,250.00
Philip R. McLoughlin                    $7,994.29             $285,816.85

CONSULTING COMMITTEE
--------------------
Ferdinand L.J. Verdonck                 $3,618.33              $86,000.00

----------------------
* This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At June 30, 2006, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $547,951.74, Ms. McNamara, $272,671.09 and Mr. Segerson, $116,301.55, respectively. At present, by agreement among the Trust, Phoenix Investment Partners, Ltd. ("PXP") and the electing Trustee, Trustee fees that are deferred are paid by the Trust to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP and not of the Trust.


TRUSTEE OWNERSHIP OF SECURITIES


Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2005:


                                                                                          AGGREGATE DOLLAR RANGE
                                             DOLLAR RANGE           DOLLAR RANGE OF      OF TRUSTEE OWNERSHIP IN
                                               OF EQUITY           EQUITY SECURITIES      ALL FUNDS OVERSEEN BY
                                             SECURITIES IN               IN THE            TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                          GLOBAL UTILITIES FUND    INCOME & GROWTH FUND     INVESTMENT COMPANIES
---------------                          ---------------------    --------------------     --------------------
INDEPENDENT TRUSTEES
--------------------

E. Virgil Conway                                 None                     None                Over $100,000
Harry Dalzell-Payne                              None                     None                     None
Francis E. Jeffries                              None                     None                Over $100,000
Leroy Keith, Jr.                                 None                     None                  $1-$10,000
Geraldine M. McNamara                            None                     None                Over $100,000
James M. Oates                                   None               $50,001-$100,000          Over $100,000
Richard E. Segerson                              None                     None                Over $100,000

INTERESTED TRUSTEES
-------------------
Marilyn E. LaMarche                              None                     None                     None
Philip R. McLoughlin                             None                     None                Over $100,000

CONSULTING COMMITTEE
--------------------
Ferdinand L. J. Verdonck                         None                     None                     None

At August 1, 2006, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Funds.


PRINCIPAL SHAREHOLDERS


   The following table sets forth information as of August 1, 2006 with respect to each person who owns of record, or is known by the Trust to own of record, or beneficially own 5% or more of any class of the Funds' equity securities.

NAME OF SHAREHOLDER                                FUND AND CLASS            PERCENTAGE OF CLASS        NUMBER OF SHARES
-------------------                                --------------            -------------------        ----------------
A. G. Edwards & Sons, Inc. Cust.           Income & Growth Fund -Class C            5.37%                  10,947.744
FBO James L. Ewing
IRA R/O Account
P.O. Box 15
Trego, WI 54888-0015

Citigroup Global Markets Inc.                  Income & Growth Fund -               6.24%                 2,080,173.309
House Account XXXXXXX1250                             Class A
Attn: Peter Booth, 7th Floor                   Income & Growth Fund -               5.42%                  54,150.374
333 W. 34th Street                                    Class B
New York, NY  10001-2402

LPL Financial Services                     Income & Growth Fund - Class C           7.26%                  14,801.269
A/C XXXX-5985
9785 Towne Centre Drive
San Diego, CA 92121-1968

MLPF&S for the Sole                           Global Utilities Fund -              27.85%                  27,151.283
Benefit of its Customers                              Class C
Attn: Fund Administration                  Income & Growth Fund - Class C           5.21%                  10,605.810
4800 Deer Lake Dr. E, 3rd Fl.
Jacksonville, FL 32246-6484

NAME OF SHAREHOLDER                                FUND AND CLASS            PERCENTAGE OF CLASS        NUMBER OF SHARES
-------------------                                --------------            -------------------        ----------------
Richard W. Miller                             Global Utilities Fund -              10.48%                  10,213.842
William Miller JT WROS                                Class C
100 Clock Shop Drive
Berlin, CT 06037-3321

NFS LLC FEBO                                  Global Utilities Fund -               6.07%                   5,917.160
NFS/FMTC IRA                                          Class C
FBO Robert W. Evans
170 Tam Glade
Severna Park, MD 21146-1528

NFS LLC FEBO                                  Global Utilities Fund -               5.13%                   5,002.039
Grace A. Masciarelli TTEE                             Class C
The Grace A. Masciarelli
Survivors Tr, U/A 7/8/04
3455 Blandford Way
Davidsonville, MD  21035-2443

Pershing LLC                                   Income & Growth Fund -               5.18%                  10,547.135
P O Box 2052                                          Class C
Jersey City, NJ  07303-2052

Phoenix Equity Planning Corp.              Income & Growth Fund - Class C           6.36%                  12,954.663
Attn: Corporate Accounting Dept.
56 Prospect Street, #56P3
Hartford, CT 06103-2818

Phoenix Life Insurance Co.                    Global Utilities Fund -              37.14%                  520,120.529
c/o Matthew Pagliaro                                  Class A
One American Row, 3rd Floor                   Global Utilities Fund -              10.68%                  10,414.615
Hartford, CT 06103-2833                               Class C

Phoenix Wealth Builder PHOLIO                 Global Utilities Fund -              34.20%                  478,931.607
Attn: Chris Wilkos                                    Class A
Shareholder Services Dept.
c/o Phoenix Equity Planning
101 Munson Street
Greenfield, MA  01301-9684

Phoenix Wealth Guardian PHOLIO                Global Utilities Fund -               7.86%                  110,106.780
Attn: Chris Wilkos                                    Class A
Shareholder Services Dept.
c/o Phoenix Equity Planning
101 Munson Street
Greenfield, MA  01301-9684

State Street Bank & Trust Co.              Income & Growth Fund - Class C           8.55%                  17,420.866
Custody for the IRA of
Robert S. McClure
2238 Camino Brazos
Pleasanton, CA 94566-5813

UBS Financial Services Inc.                   Global Utilities Fund -               5.07%                   4,938.231
FBO Margaret Smith-Burke                              Class C
141 Wooster Street, Apt. 4B
New York, NY  10012-3198


                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION

   The Trust was originally organized under Massachusetts law in 1986 as a business trust and contained only one fund, the Income & Growth Fund. On August 29, 1986, the Fund purchased all of the assets and assumed all of the liabilities of the

Total Income Series of National Securities Funds. National Securities Funds, as such, had been in existence since 1940. The Fund is continuing the business of the Total Income Series. On December 15, 1989, the Fund purchased all of the assets and assumed all of the liabilities of the National Premium Income Fund. On June 30, 1993, the Trustees voted to change the name of the Fund to "Phoenix Income and Growth Fund" to reflect the purchase of the former adviser by Phoenix Life Insurance Company and the affiliation with the other Phoenix Funds. On August 25, 1999, the Trustees voted to change the name of the Fund to "Phoenix-Oakhurst Income & Growth Fund." The Fund was reorganized as a Delaware statutory trust in August 2000. Effective October 15, 2004 the Trust changed its name to Phoenix Investment Series Fund. Effective December 29, 2004, the Phoenix-Oakhurst Income & Growth Fund and Global Utilities Fund became series of the Trust. Effective January 1, 2005, the Phoenix-Oakhurst Income & Growth Fund was renamed Phoenix Income & Growth.

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in two series which have different classes. Holders of shares of each Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders vote on the election of Trustees. On matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of the Funds, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to the Funds, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of the Fund or class. The underlying assets of the Funds are required to be segregated on the books of account, and are to be charged with the expenses in respect to the Funds and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular class will be allocated by or under the direction of the Trustees as they determine fair and equitable.


   Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is a possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which a court refuses to apply Delaware law and the Trust itself would be unable to meet its obligations.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, has been selected independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT

   State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, serves as custodian of the Funds.


   Pursuant to a Transfer Agent and Service Agreement, as amended, with the Phoenix Funds, PEPCO, located at One American Row, P.O. Box 5056, Hartford, CT 06102-5056, serves as Transfer Agent for the Trust (the "Transfer Agent"). As compensation, PEPCO receives a fee equivalent to $16.95 for each designated shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Funds or Transfer Agent. Fees paid by the Funds, in addition to the fee paid to PEPCO, will be reviewed and approved by the Board of Trustees.

REPORTS TO SHAREHOLDERS

   The fiscal year of the Trust ends on April 30th. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year, and is available without charge upon request.

FINANCIAL STATEMENTS

   The Funds' Financial Statements for the fiscal year ended April 30, 2006, appearing in the Funds' 2006 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC.

   Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa-Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protective nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.

   Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B-Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

                         PHOENIX INVESTMENT SERIES FUND
                           PART C -- OTHER INFORMATION

ITEM 23. EXHIBITS

       a. Agreement and Declaration of Trust of the Registrant, dated July 7, 2000, filed via EDGAR with Post-Effective Amendment No. 18 (File No. 033-06930) on August 28, 2000, and
                  incorporated herein by reference.


       b.* Amended and Restated Bylaws of the Registrant dated November 16, 2005, filed via EDGAR herewith.


       c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.


       d.1. Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. ("PIC") dated November 20, 2002 filed via EDGAR with Post-Effective Amendment No. 22 (File No. 033-06930) on August 26, 2003 and incorporated herein by reference.

       d.2.* First Amendment to Amended and Restated Investment Advisory Agreement between Registrant and PIC dated August 31, 2006 filed via EDGAR herewith.

       d.3. Subadvisory Agreement between PIC and Duff & Phelps Investment Management Co. ("Duff & Phelps"), effective as of August 31, 2006, on behalf of the Phoenix Global Utilities Fund to be filed by amendment.


       e.1. Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("PEPCO") dated November 19, 1997 filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 14 (File No. 033-06930) on August 21, 1998, and incorporated herein by reference.


       e.2.* Form of Sales Agreement between PEPCO and dealers effective June 2006 filed via EDGAR herewith.

       f.* Form of Deferred Compensation Plan applicable to the Board of Trustees filed via EDGAR herewith.

       g.1. Master Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as
                  Exhibit 8 with Post-Effective Amendment No. 14 (File No. 033-06930) on August 21, 1998, and incorporated herein by reference.

       g.2. Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-06930) filed on August 23, 2004 and incorporated herein by reference.


       g.3. Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-06930) filed on August 23, 2004 and incorporated herein by reference.

       g.4. Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-06930) filed on August 23, 2004 and incorporated herein by reference.

       h.1. Transfer Agency and Service Agreement between Registrant and PEPCO dated June 1, 1994, filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 13 (File No. 033-06930) on August 26, 1997 and incorporated herein by reference.


       h.2.* Sub-Transfer Agency and Service Agreement between PEPCO and Boston Financial Data Services, Inc. dated January 1, 2005, filed via EDGAR herewith.


       h.3. Amended and Restated Financial Agent Agreement between Registrant and PEPCO dated November 19, 1997 and filed via EDGAR as Exhibit 9.3 with Post-Effective Amendment No. 14 (File No. 033-06930) on August 21, 1998, and incorporated herein by reference.

       h.4. First Amendment to Amended and Restated Financial Agent Agreement between Registrant and PEPCO, effective as of February 27, 1998, and filed via EDGAR as Exhibit 9.4 with Post-Effective Amendment No. 14 (File No. 033-06930) on August 21, 1998, and incorporated herein by reference.

       h.5. Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and PEPCO, effective as of June 1, 1998, and filed via EDGAR as Exhibit 9.5 with Post-Effective Amendment No. 14 (File No. 033-06930) on August 21, 1998, and incorporated herein by reference.

       h.6. Third Amendment to Amended and Restated Financial Agent Agreement between Registrant and PEPCO, effective as of January 1, 2003, filed via EDGAR with Post-Effective Amendment No. 22 (File No. 033-06930) on August 26, 2003; and
                  incorporated herein by reference.

       h.7. First Amendment to Transfer Agency and Service Agreement between Registrant and PEPCO dated February 28, 2004, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-06930) filed on August 23, 2004 and incorporated herein by reference.

       h.8. Fourth Amendment to Amended and Restated Financial Agent Agreement between Registrant and PEPCO effective as of October 21, 2004 filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-06930) on December 29, 2004 and incorporated herein by reference.


       h.9.* Second Amendment to the Transfer Agency and Service Agreement between Registrant and PEPCO dated May 18, 2005, filed via EDGAR herewith.

       h.10.* Expense Limitation Agreement between Registrant and PIC effective as of September 1, 2006, filed via EDGAR herewith.


       i. Opinion of counsel as to legality of the Shares, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-06930) on December 29, 2004 and incorporated herein by reference.

       j.* Consent of Independent Registered Public Accounting Firm filed via EDGAR herewith.

       k.         None.

       l.         None.

       m.1. Amended and Restated Distribution Plan for Class A Shares, effective November 18, 1998, and filed via EDGAR with Post-Effective Amendment No. 25 (File No. 033-06930) on December 29, 2004 and incorporated herein by reference.


       m.2. First Amendment to the Amended and Restated Distribution Plan for Class A Shares effective May 21, 2005, filed via EDGAR with Post-Effective Amendment No. 22 (File No. 033-06930) on August 26, 2003 and incorporated herein by reference.


       m.3. Distribution Plan for Class B Shares effective June 1, 2000, filed via EDGAR with Post-Effective Amendment No. 18 (File No. 033-06930) on August 28, 2000, and incorporated herein by reference.


       m.4. Distribution Plan for Class C Shares effective May 16, 2000, filed via EDGAR with Post-Effective Amendment No. 18 (File No. 033-06930) on August 28, 2000 and herein incorporated by reference.

       n.1.* 2006 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 23, 2006, filed via EDGAR herewith.

       o.         Reserved.

       p.1.* Amended and Restated Code of Ethics of the Phoenix Funds and the Distributor (PEPCO) dated February 2006, filed via EDGAR herewith.

       p.2.* Amended and Restated Code of Ethics of the Adviser (PIC) dated February 2006, filed via EDGAR herewith.

       p.3.* Amended and Restated Code of Ethics of the Adviser (Duff & Phelps) dated January 1, 2006, filed via EDGAR herewith.

       q.* Power of Attorney for all Trustees, dated May 17, 2006, filed via EDGAR herewith.


------------
*Filed herewith

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     None.

ITEM 25. INDEMNIFICATION

     The Agreement and Declaration of Trust dated July 7, 2000 and the Bylaws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Investment Advisory Agreement, Subadvisory Agreement, Underwriting Agreement, Master Custodian Contract and Transfer Agency Agreement, as amended, each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS


     See "Management of the Funds" in the Prospectus and "Services of the Advisers and Subadviser" and "Management of the Trust" in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Advisers and Subadviser, reference is made to each Advisers' and Subadviser's current Form ADV (SEC File No. 801-5995 for PIC and No. 801-14813 for Duff & Phelps) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITER

     (a) PEPCO serves as the principal underwriter for the following registrants:


Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Insight Funds Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 06, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOsSM, Phoenix Portfolios, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.


     (b) Directors and Executive Officers of PEPCO are as follows:

NAME AND                            POSITIONS AND OFFICES              POSITIONS AND OFFICES
PRINCIPAL ADDRESS                   WITH DISTRIBUTOR                   WITH REGISTRANT
-----------------                   ----------------                   ----------------

George R. Aylward                                                      Executive Vice President
56 Prospect Street                  Director and
P.O. Box 5056                       Executive Vice President
Hartford, CT 06115-0480

John H. Beers                       Vice President                     Assistant Secretary
One American Row                    and Secretary
P.O. Box 5056
Hartford, CT 06102-5056

Kevin J. Carr                       Vice President and                 Vice President, Counsel, Chief
One American Row                    Assistant Secretary                Legal Officer and Secretary
P.O. Box 5056
Hartford, CT 06102-5056


NAME AND                            POSITIONS AND OFFICES              POSITIONS AND OFFICES
PRINCIPAL ADDRESS                   WITH DISTRIBUTOR                   WITH REGISTRANT
-----------------                   ----------------                   ---------------

John R. Flores                      Vice President and                 Anti-Money Laundering Officer and
One American Row                    Anti-Money Laundering Officer      Assistant Secretary
P.O. Box 5056
Hartford, CT 06102-5056

Daniel T. Geraci                    Director, Chairman of the Board    President
56 Prospect Street                  and President
P.O. Box 150480
Hartford, CT 06115-0480

Michael E. Haylon                   Director                           None
One American Row
P.O. Box 5056
Hartford, CT 06102-5056

David C. Martin                     Vice President and                 None
One American Row                    Chief Compliance Officer
P.O. Box 5056
Hartford, CT 06102-5056


Glenn H. Pease                      Vice President, Finance and        None
56 Prospect Street                  Treasurer
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline M. Porter                Assistant Vice President           Vice President and
56 Prospect Street                                                     Assistant Treasurer
P.O. Box 150480
Hartford, CT 06115-0480


Francis G. Waltman                  Senior Vice President              Senior Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480


James D. Wehr                       Director                           None
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder include:

Secretary of the Fund:
     Kevin J. Carr, Esq.
     One American Row
     P.O. Box 5056
     Hartford, CT 06102-5056

Investment Adviser:
     Phoenix Investment Counsel, Inc.
     56 Prospect Street
     P.O. Box 150480
     Hartford, CT 06115-0480


Subadviser for Global Utilities Fund:
     Duff & Phelps Investment Management Co.
     55 East Monroe Street
     Suite 3600
     Chicago, IL 60603


Principal Underwriter, Financial Agent and
Transfer Agent:
     Phoenix Equity Planning Corporation
     One American Row
     P.O. Box 5056
     Hartford, CT 06102-5056

Custodian and Dividend Dispersing Agent:
     State Street Bank and Trust Company
     225 Franklin Street
     Boston, MA 02110

ITEM 29. MANAGEMENT SERVICES

     None.

ITEM 30. UNDERTAKINGS

     None.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Trust certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in City of Hartford and State of Connecticut on the 30th day of August, 2006.


                                                  PHOENIX INVESTMENT SERIES FUND

ATTEST: /s/ KEVIN J. CARR                 BY: /s/ DANIEL T. GERACI
            ----------------------              ----------------------
            KEVIN J. CARR                         DANIEL T. GERACI
            SECRETARY                             PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 30th day of August, 2006.


                 SIGNATURE                    TITLE
                 ---------                    -----

                                              Trustee
------------------------------------------
             E. Virgil Conway*


          /s/ W. Patrick Bradley              Chief Financial Officer and
------------------------------------------    Treasurer (Principal Financial and
            W. Patrick Bradley                Accounting Officer)


                                              Trustee
------------------------------------------
           Harry Dalzell-Payne*

           /s/ Daniel T. Geraci               President (Principal Executive
------------------------------------------    Officer)
             Daniel T. Geraci

                                              Trustee
------------------------------------------
           Francis E. Jeffries*

                                              Trustee
------------------------------------------
             Leroy Keith, Jr.*

                                              Trustee
------------------------------------------
           Marilyn E. LaMarche*

                                              Trustee and Chairman
------------------------------------------
           Philip R. McLoughlin*

                                              Trustee
-----------------------------------------
          Geraldine M. McNamara*

                                              Trustee
------------------------------------------
              James M. Oates*

                                              Trustee
------------------------------------------
            Richard E. Segerson*



By: /s/ Daniel T. Geraci
    ------------------------------------------------------
* Daniel T. Geraci, Attorney-in-fact pursuant to powers of attorney.

                                      S-1